Exhibit 10.7

AIRCRE contracts

(Non-Residential)

Dated: September 27, 2023

1. Buyer.

1.1 HOTEL101 LOS ANGELES LLC, a Delaware limited liability company , ("**Buyer**") hereby offers to purchase the real property, hereinafter described, from the owner thereof ("**Seller**") (collectively, the "**Parties**" or individually, a "**Party**"), through an escrow ("**Escrow**") to close ~~30 or~~ 180 days after the waiver or satisfaction of the Buyer's Contingencies, ("**Expected Closing Date**"), as the same may be extended pursuant to and in accordance with the terms hereof, to be held by Chicago Title Company - Patricia Schlageck, Escrow Officer ("**Escrow Holder**") whose address is 725 S. Figueroa St., Suite 200, Los Angeles, CA 90017 , Phone No. (213) 488-4358 , Facsimile No. ________ upon the terms and conditions set forth in this agreement ("**Agreement**"). ~~Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obligations herein unless Seller expressly releases Buyer.~~

1.2 The term "**Date of Agreement**" as used herein shall be the date when by execution and delivery (as defined in paragraph 20.2) of this document or a subsequent counteroffer thereto, Buyer and Seller have reached agreement in writing whereby Seller agrees to sell, and Buyer agrees to purchase, the Property upon terms accepted by both Parties.

2. Property.

2.1 The real property ("**Property**") that is the subject of this offer consists of (insert a brief physical description) approximately 29,488 square feet of improvements situated on approximately 39,256 square feet of land is located in the County of Los Angeles , is commonly known as (street address, city, state, zip) 1240-1264 W. 2nd Street in the City of Los Angeles, California and is legally described as: shown on Exhibit "A" to the Addendum (APN: 5152-010-001, 002, 003, 004, 005 & 006).

2.2 If the legal description of the Property is not complete or is inaccurate, this Agreement shall not be invalid and the legal description shall be completed or corrected to meet the requirements of Mike Slinger, Chicago Title Company ("**Title Company**"), which shall issue the title policy hereinafter described.

2.3 The Property includes, at no additional cost to Buyer, the permanent improvements thereon, including those items which pursuant to applicable law are a part of the property, as well as the following items, if any, owned by Seller and at present located on the Property: electrical distribution systems (power panel, bus ducting, conduits, disconnects, lighting fixtures); telephone distribution systems (lines, jacks and connections only); space heaters; heating, ventilating, air conditioning equipment ("**HVAC**"); air lines; fire sprinkler systems; security and fire detection systems; carpets; window coverings; wall coverings; and N/A (collectively, the "**Improvements**").

2.4 The fire sprinkler monitor: ☐ is owned by Seller and included in the Purchase Price, ☐ is leased by Seller, and Buyer will need to negotiate a new lease with the fire monitoring company, ☐ ownership will be determined during Escrow, or ☑ there is no fire sprinkler monitor.

2.5 Except as provided in Paragraph 2.3, the Purchase Price does not include Seller's personal property, furniture and furnishings, and N/A all of which shall be removed by Seller prior to Closing.

3. Purchase Price.

3.1 The purchase price ("**Purchase Price**") to be paid by Buyer to Seller for the Property shall be $14,900,000.00 , payable as follows: *(Strike any not applicable)*

(a) Cash down payment, including the Deposit as defined in paragraph 4.3 (or if an all cash transaction, the Purchase Price): $14,900,000.00

~~(b) Amount of "New Loan" as defined in paragraph 5.1, if any:~~ ________

~~(c) Buyer shall take title to the Property subject to and/or assume the following existing deed(s) of trust ("**Existing Deed(s) of Trust**") securing the existing promissory note(s) ("**Existing Note(s)**"):~~

~~(i) An Existing Note ("**First Note**") with an unpaid principal balance as of the Closing of approximately:~~ ________

~~Said First Note is payable at ________ per month, including interest at the rate of ________ % per annum until paid (and/or the entire unpaid balance is due on ________).~~

~~(ii) An Existing Note ("**Second Note**") with an unpaid principal balance as of the Closing of approximately:~~ ________

~~Said Second Note is payable at ________ per month, including interest at the rate of ________ % per annum until paid (and/or the entire unpaid balance is due on ________).~~

~~(d) Buyer shall give Seller a deed of trust ("**Purchase Money Deed of Trust**") on the property, to secure the promissory note of Buyer to Seller described in paragraph 6 ("**Purchase Money Note**") in the amount of:~~

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Total Purchase Price: $14,900,000.00

~~3.2 If Buyer is taking title to the Property subject to, or assuming, an Existing Deed of Trust and such deed of trust permits the beneficiary to demand payment of fees including, but not limited to, points, processing fees, and appraisal fees as a condition to the transfer of the Property, Buyer agrees to pay such fees up to a maximum of 1.5% of the unpaid principal balance of the applicable Existing Note.~~

4. Deposits.

4.1 ☐ Buyer has delivered to Broker a check in the sum of __________, payable to Escrow Holder, to be delivered by Broker to Escrow Holder within 2 or __________ business days after both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder, or ☑ within ~~2 or~~ 3 business days after both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder Buyer shall deliver to Escrow Holder a wire transfer or check in the sum of $450,000.00. If said wire transfer or check is not received by Escrow Holder within said time period then Seller may elect to unilaterally terminate this transaction by giving written notice of such election to Escrow Holder whereupon neither Party shall have any further liability to the other under this Agreement. Should Buyer and Seller not enter into an agreement for purchase and sale, Buyer's check or funds shall, upon request by Buyer, be promptly returned to Buyer within 2 business days.

~~4.2 Additional deposits:~~

~~(a) Within 5 business days after the Date of Agreement, Buyer shall deposit with Escrow Holder the additional sum of __________ to be applied to the Purchase Price at the Closing.~~

~~(b) Within 5 business days after the contingencies discussed in paragraph 9.1 (a) through (m) are approved or waived, Buyer shall deposit with Escrow Holder the additional sum of __________ to be applied to the Purchase Price at the Closing.~~

~~(c) If an Additional Deposit is not received by Escrow Holder within the time period provided then Seller may notify Buyer, Escrow Holder, and Brokers, in writing that, unless the Additional Deposit is received by Escrow Holder within 2 business days following said notice, the Escrow shall be deemed terminated without further notice or instructions.~~

4.3 Escrow Holder shall deposit the funds deposited with it by Buyer pursuant to paragraphs 4.1 ~~and 4.2~~ (collectively the "**Deposit**"), in a State or Federally chartered bank in an interest bearing account whose term is appropriate and consistent with the timing requirements of this transaction. The interest therefrom shall accrue to the benefit of Buyer, who hereby acknowledges that there may be penalties or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. Buyer's Federal Tax Identification Number is to be provided to Escrow Holder. NOTE: Such interest bearing account cannot be opened until Buyer's Federal Tax Identification Number is provided.

4.4 Notwithstanding the foregoing, within 5 days after Escrow Holder receives the monies described in paragraph 4.1 above, Escrow Holder shall release $100 of said monies to Seller as and for independent consideration for Seller's~~'~~ execution of this Agreement and the granting of the contingency period to Buyer as herein provided. Such independent consideration is non-refundable to Buyer but shall be credited to the Purchase Price in the event that the purchase of the Property is completed.

4.5 Upon waiver of all of Buyer's contingencies the Deposit shall become non-refundable but applicable to the Purchase Price except in the event of a Seller default~~breach~~, or in the event that the Escrow is terminated pursuant to the provisions of Paragraph 9.1(n) (Destruction, Damage or Loss) ~~or 9.1(o) (Material Change)~~.

~~**5. Financing Contingency.** *(Strike if not applicable)*~~

~~5.1 This offer is contingent upon Buyer obtaining from an insurance company, financial institution or other lender, a commitment to lend to Buyer a sum equal to at least __________ % of the Purchase Price, on terms acceptable to Buyer. Such loan ("**New Loan**") shall be secured by a first deed of trust or mortgage on the Property. If this Agreement provides for Seller to carry back junior financing, then Seller shall have the right to approve the terms of the New Loan. Seller shall have 7 days following receipt of the commitment setting forth the proposed terms of the New Loan to approve or disapprove of such proposed terms. If Seller fails to notify Escrow Holder, in writing, of the disapproval within said 7 days it shall be conclusively presumed that Seller has approved the terms of the New Loan.~~

~~**5.2 If Buyer shall fail to notify its Broker, Escrow Holder and Seller, in writing within __________ days following the Date of Agreement, that the New Loan has not been obtained, it shall be conclusively presumed that Buyer has either obtained said New Loan or has waived this New Loan contingency.**~~

~~5.3 If Buyer shall notify its Broker, Escrow Holder and Seller, in writing, within the time specified in paragraph 5.2 hereof, that Buyer has not obtained said New Loan, this Agreement shall be terminated, and Buyer shall be entitled to the prompt return of the Deposit, plus any interest earned thereon, less only Escrow Holder and Title Company cancellation fees and costs, which Buyer shall pay.~~

~~**6. Seller Financing.** (Purchase Money Note). *(Strike if not applicable)*~~

~~6.1 If Seller approves Buyer's financials (see paragraph 6.5) the Purchase Money Note shall provide for interest on unpaid principal at the rate of __________ % per annum, with principal and interest paid as follows: __________. The Purchase Money Note and Purchase Money Deed of Trust shall be on the current forms commonly used by Escrow Holder, and be junior and subordinate only to the Existing Note(s) and/or the New Loan expressly called for by this Agreement.~~

~~6.2 The Purchase Money Note and/or the Purchase Money Deed of Trust shall contain provisions regarding the following (see also paragraph 10.3 (b)):~~

~~(a) *Prepayment.* Principal may be prepaid in whole or in part at any time without penalty, at the option of the Buyer.~~

~~(b) *Late Charge.* A late charge of 6% shall be payable with respect to any payment of principal, interest, or other charges, not made within 10 days after it is due.~~

~~(c) *Due On Sale.* In the event the Buyer sells or transfers title to the Property or any portion thereof, then the Seller may, at Seller's option, require the entire unpaid balance of said Note to be paid in full.~~

~~6.3 If the Purchase Money Deed of Trust is to be subordinate to other financing, Escrow Holder shall, at Buyer's expense prepare and record on Seller's behalf a request for notice of default and/or sale with regard to each mortgage or deed of trust to which it will be subordinate.~~

~~6.4 **WARNING: CALIFORNIA LAW DOES NOT ALLOW DEFICIENCY JUDGEMENTS ON SELLER FINANCING. IF BUYER ULTIMATELY DEFAULTS ON THE LOAN, SELLER'S SOLE REMEDY IS TO FORECLOSE ON THE PROPERTY.**~~

~~6.5 Seller's obligation to provide financing is contingent upon Seller's reasonable approval of Buyer's financial condition. Buyer to provide a current financial statement and copies of its Federal tax returns for the last 3 years to Seller within 10 days following the Date of Agreement. Seller has 10 days following receipt of such documentation to satisfy itself with regard to Buyer's financial condition and to notify Escrow Holder as to whether or not Buyer's financial condition is~~

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~~acceptable. If Seller fails to notify Escrow Holder, in writing, of the disapproval of this contingency within said time period, it shall be conclusively presumed that Seller has approved Buyer's financial condition. If Seller is not satisfied with Buyer's financial condition or if Buyer fails to deliver the required documentation then Seller may notify Escrow Holder in writing that Seller Financing will not be available, and Buyer shall have the option, within 10 days of the receipt of such notice, to either terminate this transaction or to purchase the Property without Seller financing. If Buyer fails to notify Escrow Holder within said time period of its election to terminate this transaction then Buyer shall be conclusively presumed to have elected to purchase the Property without Seller financing. If Buyer elects to terminate, Buyer's Deposit shall be refunded less Title Company and Escrow Holder cancellation fees and costs, all of which shall be Buyer's obligation.~~

7. Real Estate Brokers.

7.1 Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this transaction with the following real estate broker(s) ("**Brokers**") and/or their agents ("Agent(s)"):

Seller's Brokerage Firm Colliers International Greater Los Angeles, Inc. License No. 01908231 is the broker of (check one): ☐ the Seller; or ☑ both the Buyer and Seller (dual agent).

Seller's Agent Mark Tarczynski License No. 01020868 is (check one): ☐ the Seller's Agent (salesperson or broker associate); or ☑ both the Seller's Agent and the Buyer's Agent (dual agent).

Buyer's Brokerage Firm Colliers International Greater Los Angeles, Inc. License No. 01908231 is the broker of (check one): ☐ the Buyer; or ☑ both the Buyer and Seller (dual agent).

Buyer's Agent Mark Tarczynski License No. 01020868 is (check one): ☐ the Buyer's Agent (salesperson or broker associate); or ☑ both the Buyer's Agent and the Seller's Agent (dual agent).

The Parties acknowledge that other than the Brokers and Agents listed above, there are no other brokers or agents representing the Parties or due any fees and/or commissions under this Agreement. See paragraph 24 regarding the nature of a real estate agency relationship. Buyer shall use the services of Buyer's Broker exclusively in connection with any and all negotiations and offers with respect to the Property for a period of 1 year from the date inserted for reference purposes at the top of page 1.

7.2 Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker, agent or finder in connection with the negotiation of this Agreement and/or the consummation of the purchase and sale contemplated herein, other than the Brokers and Agents named in paragraph 7.1, and no broker, agent or other person, firm or entity, other than said Brokers and Agents is/are entitled to any commission or finder's fee in connection with this transaction as the result of any dealings or acts of such Party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensation, commission or charges which may be claimed by any broker, agent, finder or other similar party, other than said named Brokers and Agents by reason of any dealings or act of the indemnifying Party.

8. Escrow and Closing.

8.1 Upon acceptance hereof by Seller, this Agreement, including any counteroffers incorporated herein by the Parties, shall constitute not only the agreement of purchase and sale between Buyer and Seller, but also instructions to Escrow Holder for the consummation of the Agreement through the Escrow. Escrow Holder shall not prepare any further escrow instructions restating or amending the Agreement unless specifically so instructed by the Parties or a Broker herein. Subject to the reasonable approval of the Parties, Escrow Holder may, however, include its standard general escrow provisions. In the event that there is any conflict between the provisions of the Agreement and the provisions of any additional escrow instructions the provisions of the Agreement shall prevail as to the Parties and the Escrow Holder.

8.2 As soon as practical after the receipt of this Agreement and any relevant counteroffers, Escrow Holder shall ascertain the Date of Agreement as defined in paragraphs 1.2 and 20.2 and advise the Parties and Brokers, in writing, of the date ascertained.

8.3 Escrow Holder is hereby authorized and instructed to conduct the Escrow in accordance with this Agreement, applicable law and custom and practice of the community in which Escrow Holder is located, including any reporting requirements of the Internal Revenue Code. In the event of a conflict between the law of the state where the Property is located and the law of the state where the Escrow Holder is located, the law of the state where the Property is located shall prevail.

8.4 Subject to satisfaction of the contingencies herein described, Escrow Holder shall close this escrow (the "**Closing**") by recording a general warranty deed (a grant deed in California) and the other documents required to be recorded, and by disbursing the funds and documents in accordance with this Agreement.

8.5 Buyer and Seller shall each pay one-half of the Escrow Holder's charges and Seller shall pay the usual recording fees and any required documentary transfer taxes. Seller shall pay the premium for a standard coverage owner's or joint protection policy of title insurance. (See also paragraph 11.)

8.6 Escrow Holder shall verify that all of Buyer's contingencies have been satisfied or waived prior to Closing. The matters contained in paragraphs 9.1 subparagraphs (b), (c), (d), (e), (g), (i), and (n), ~~and (o),~~ 9.4, 12, 13, 14, 16, 18, 20, 21, 22, and 24 are, however, matters of agreement between the Parties only and are not instructions to Escrow Holder.

8.7 If this transaction is terminated for non-satisfaction and non-waiver of a Buyer's Contingency, as defined in paragraph 9.2 or disapproval of any other matter subject to Buyer's approval, then neither of the Parties shall thereafter have any liability to the other under this Agreement, except to the extent of a breach of any affirmative covenant or warranty in this Agreement. In the event of such timely termination, Buyer shall, subject to the provisions of paragraph 8.10, be promptly refunded all funds deposited by Buyer with Escrow Holder, less only the $100 provided for in paragraph 4.4 and the Title Company and Escrow Holder cancellation fees and costs, all of which shall be Buyer's obligation. If this transaction is terminated as a result of Seller's default~~breach~~ of this Agreement beyond all notice and cure periods then Seller shall pay the Title Company and Escrow Holder cancellation fees and costs.

8.8 The Closing shall occur on the Expected Closing Date, or as soon thereafter as the Escrow is in condition for Closing; provided, however, that if the Closing does not occur by the Expected Closing Date and said Date is not extended by mutual written instructions of the Parties, a Party not then in default under this Agreement may notify the other Party, Escrow Holder, and Brokers, in writing that, unless the Closing occurs within 3~~5~~ business days following said notice, the Escrow shall be deemed terminated without further notice or instructions.

8.9 Except as otherwise provided herein, the termination of Escrow shall not relieve or release either Party from any obligation to pay Escrow Holder's fees and costs or constitute a waiver, release or discharge of any breach or default that has occurred in the performance of the obligations, agreements, covenants or warranties contained therein.

8.10 If this Escrow is terminated for any reason other than Seller's ~~breach or~~ default beyond all notice and cure periods, then as a condition to the return of Buyer's deposit, Buyer shall within 5 days after Seller's written request therefor deliver to Seller, at no charge, copies of all surveys, engineering studies, soil reports, maps, master plans, feasibility studies and other similar items prepared by or for Buyer that pertain to the Property; provided, however, that Buyer shall not be required to deliver any of the foregoing, as applicable, in the event that Buyer is expressly prohibited from transferring the same to a third-party pursuant to a written agreement which Buyer entered into with the applicable consultant who prepared such report, study, survey, plan or other similar

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item.

9. Contingencies to Closing.

9.1 **IF, BEFORE EXPIRATION OF THE APPLICABLE TIME, BUYER FAILS TO PROVIDE ESCROW HOLDER WRITTEN NOTICE OF BUYER'S DISAPPROVAL OF ANY OF BUYER'S CONTINGENCIES OR ANY OTHER MATTER THAT IS SUBJECT TO BUYER'S APPROVAL IN THIS AGREEMENT, ~~THEN BUYER SHALL BE CONCLUSIVELY DEEMED TO HAVE SATISFIED SUCH BUYER'S CONTINGENCIES AND/OR APPROVED OF SUCH OTHER MATTERS~~** THEN THE PROVISIONS OF PARAGRAPH 43 IN THE ADDENDUM, SHALL APPLY. Escrow Holder shall promptly provide all parties with copies of any written approval, disapproval or conditional approval which it receives. If a number of days is completed in any of the optional spaces in subparagraphs 9.1 (a) through (m), then such number shall apply and override the pre-printed number, even if the pre-printed number is not stricken. The Closing of this transaction is contingent upon the satisfaction or waiver of the following contingencies:

(a) *Disclosure*. Seller shall make to Buyer, through Escrow, all of the applicable disclosures required by law (See AIR CRE ("**AIR**") standard form entitled "**Seller's Mandatory Disclosure Statement**") and provide Buyer with a completed Property Information Sheet ("**Property Information Sheet**") concerning the Property, duly executed by or on behalf of Seller in the current form or equivalent to that published by the AIR within ~~10 or~~ N/A days following the Date of Agreement. Buyer has until the Due Diligence Expiration Date (as defined in paragraph 43 in the Addendum)~~10 days from the receipt of said disclosures~~ to approve or disapprove the matters disclosed.

(b) *Physical Inspection*. Buyer has until the Due Diligence Expiration Date ~~10 or ______ days following the receipt of the Property Information Sheet or the Date of Agreement, whichever is later,~~ to satisfy itself with regard to the physical aspects and size of the Property.

(c) *Hazardous Substance Conditions Report*. Buyer has until the Due Diligence Expiration Date ~~30 or ______ days following the receipt of the Property Information Sheet or the Date of Agreement, whichever is later,~~ to satisfy itself with regard to the environmental aspects of the Property. Seller recommends that Buyer obtain a Hazardous Substance Conditions Report concerning the Property and relevant adjoining properties. Any such report shall be paid for by Buyer. A "**Hazardous Substance**" for purposes of this Agreement is defined below ~~as any substance whose nature and/or quantity of existence, use, manufacture, disposal or effect, render it subject to Federal, state or local regulation, investigation, remediation or removal as potentially injurious to public health or welfare~~. A "**Hazardous Substance Condition**" for purposes of this Agreement is defined as the existence on, under or relevantly adjacent to the Property of a Hazardous Substance that would require remediation and/or removal under applicable Federal, state or local law. "Hazardous Substances" means (a) any "hazardous substance" as defined in § 101(14) of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended from time to time (42 U.S.C. §§ 9601 et seq.); (b) petroleum and petroleum products (including, without limitation, crude oil, natural gas, natural gas liquids, liquified natural gas and synthetic gas); (c) polychlorinated biphenyls (PCBs); (d) asbestos; (e) urea formaldehyde; (f) radon gas; (g) methane; and (h) any additional substances, materials or waste which are classified or considered to be hazardous or toxic under any federal, state or local laws, rules, regulations, ordinances and codes.

(d) *Soil Inspection*. Buyer has until the Due Diligence Expiration Date~~30 or ______ days following the receipt of the Property Information Sheet or the Date of Agreement, whichever is later,~~ to satisfy itself with regard to the condition of the soils on the Property. Seller recommends that Buyer obtain a soil test report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any soils report that Seller may have within 5~~10~~ days following the Date of Agreement.

(e) *Governmental Approvals*. Buyer has until the Due Diligence Expiration Date ~~30 or ______ days following the Date of Agreement~~ to satisfy itself with regard to approvals and permits from governmental agencies or departments which have or may have jurisdiction over the Property and which Buyer deems necessary or desirable in connection with its intended use of the Property, including, but not limited to, permits and approvals required with respect to zoning, planning, building and safety, fire, police, handicapped and Americans with Disabilities Act requirements, transportation and environmental matters.

(f) ~~*Conditions of Title*. Escrow Holder shall cause a current commitment for title insurance ("**Title Commitment**") concerning the Property issued by the Title Company, as well as legible copies of all documents referred to in the Title Commitment ("**Underlying Documents**"), and a scaled and dimensioned plot showing the location of any easements to be delivered to Buyer within 10 or 5 days following the Date of Agreement. Buyer has until the Due Diligence Expiration Date10 days from the receipt of the Title Commitment, the Underlying Documents and the plot plan to satisfy itself with regard to the condition of title. The disapproval by Buyer of any monetary encumbrance, which by the terms of this Agreement is not to remain against the Property after the Closing, shall not be considered a failure of this contingency, as Seller shall have the obligation, at Seller's expense, to satisfy and remove such disapproved monetary encumbrance at or before the Closing.~~ See paragraph 31 of Addendum.

(g) *Survey*. Buyer has until the Due Diligence Expiration Date~~30 or ______ days following the receipt of the Title Commitment and Underlying Documents~~ to satisfy itself with regard to any ALTA title supplement based upon a survey prepared to American Land Title Association ("**ALTA**") standards for an owner's policy by a licensed surveyor, showing the legal description and boundary lines of the Property, any easements of record, and any improvements, poles, structures and things located within 10 feet of either side of the Property boundary lines. Any such survey shall be prepared at Buyer's direction and expense. If Buyer has obtained a survey and approved the ALTA title supplement, Buyer may elect prior to the Due Diligence Expiration Date ~~within the period allowed for Buyer's approval of a survey~~ to have an ALTA extended coverage owner's form of title policy, in which event Buyer shall pay any additional premium attributable thereto, provided such election shall not delay the Closing.

(h) *Existing Leases and Tenancy Statements*. Seller shall within ~~10 or~~ 5 days following the Date of Agreement provide both Buyer and Escrow Holder with legible copies of all leases, subleases or rental arrangements (collectively, "**Existing Leases**") affecting the Property~~, and with a tenancy statement ("**Estoppel Certificate**") in the latest form or equivalent to that published by the AIR, executed by Seller and/or each tenant and subtenant of the Property. Seller shall use its best efforts to have each tenant complete and execute an Estoppel Certificate. If any tenant fails or refuses to provide an Estoppel Certificate then Seller shall complete and execute an Estoppel Certificate for that tenancy.~~ Buyer has until the expiration of the Due Diligence Expiration Date~~10 days from the receipt of said Existing Leases and Estoppel Certificates~~ to satisfy itself with regard to the Existing Leases and any other tenancy issues.

~~(i) *Owner's Association*. Seller shall within 10 or ______ days following the Date of Agreement provide Buyer with a statement and transfer package from any owner's association servicing the Property. Such transfer package shall at a minimum include: copies of the association's bylaws, articles of incorporation, current budget and financial statement. Buyer has 10 days from the receipt of such documents to satisfy itself with regard to the association.~~

(j) *Other Agreements*. Seller shall within ~~10 or~~ 5 days following the Date of Agreement provide Buyer with ~~legible~~ copies of all other agreements ("**Other Agreements**") in Seller's possession or control ~~known to Seller~~ that will affect the Property after Closing including, but not limited to, the Contracts (as defined in paragraph 35(a)(v) of the Addendum). Buyer has until the expiration of the Due Diligence Expiration Date~~10 days from the receipt of said Other Agreements~~ to satisfy itself with regard to such Other Agreements). Notwithstanding anything to the contrary contained herein, Buyer may, prior to expiration of the Due Diligence Expiration Date, inform Seller in writing which Contracts Buyer wishes to have terminated prior to Closing, and Seller shall, to the extent terminable without penalty or cost to Seller whatsoever, terminate the same on or prior to the Expected Closing Date.

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Notwithstanding the foregoing or anything else contained in this Agreement or the Addendum to the contrary, Buyer shall assume any such Contracts that are not terminable pursuant to the preceding sentence and Seller shall have no obligation to pay any costs or expenses whatsoever that are associated with the assignment of any such Contracts from Seller to Buyer and all such costs therefor shall be borne by Buyer. In the event Buyer fails to provide Seller with timely written notice pursuant to the foregoing, Buyer shall be deemed to have elected to assume all Contracts.

~~(k) *Financing*. If paragraph 5 hereof dealing with a financing contingency has not been stricken, the satisfaction or waiver of such New Loan contingency.~~

~~(l) *Existing Notes*. If paragraph 3.1(c) has not been stricken, Seller shall within 10 or ______ days following the Date of Agreement provide Buyer with legible copies of the Existing Notes, Existing Deeds of Trust and related agreements (collectively, "**Loan Documents**") to which the Property will remain subject after the Closing. Escrow Holder shall promptly request from the holders of the Existing Notes a beneficiary statement ("**Beneficiary Statement**") confirming: (1) the amount of the unpaid principal balance, the current interest rate, and the date to which interest is paid, and (2) the nature and amount of any impounds held by the beneficiary in connection with such loan. Buyer has 10 or ______ days following the receipt of the Loan Documents and Beneficiary Statements to satisfy itself with regard to such financing. Buyer's obligation to close is conditioned upon Buyer being able to purchase the Property without acceleration or change in the terms of any Existing Notes or charges to Buyer except as otherwise provided in this Agreement or approved by Buyer, provided, however, Buyer shall pay the transfer fee referred to in paragraph 3.2 hereof. Likewise if Seller is to carry back a Purchase Money Note then Seller shall within 10 or ______ days following the Date of Agreement provide Buyer with a copy of the proposed Purchase Money Note and Purchase Money Deed of Trust. Buyer has 10 or ______ days following the receipt of such documents to satisfy itself with regard to the form and content thereof.~~

(m) *Personal Property*. In the event that any personal property is included in the Purchase Price, Buyer has until the Due Diligence Expiration Date~~10 or ______ days following the Date of Agreement~~ to satisfy itself with regard to the title condition of such personal property. Seller recommends that Buyer obtain a UCC-1 report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any liens or encumbrances affecting such personal property that it is aware of within ~~10 or~~ 5 days following the Date of Agreement.

~~(n) *Destruction, Damage or Loss*. Subsequent to the Date of Agreement and prior to Closing there shall not have occurred a destruction of, or damage or loss to, the Property or any portion thereof, from any cause whatsoever, which would cost more than $10,000.00 to repair or cure. If the cost of repair or cure is $10,000.00 or less, Seller shall repair or cure the loss prior to the Closing. Buyer shall have the option, within 10 days after receipt of written notice of a loss costing more than $10,000.00 to repair or cure, to either terminate this Agreement or to purchase the Property notwithstanding such loss, but without deduction or offset against the Purchase Price. If the cost to repair or cure is more than $10,000.00, and Buyer does not elect to terminate this Agreement, Buyer shall be entitled to any insurance proceeds applicable to such loss. Unless otherwise notified in writing, Escrow Holder shall assume no such destruction, damage or loss has occurred prior to Closing.~~

~~(o) *Material Change*. Buyer shall have 10 days following receipt of written notice of a Material Change within which to satisfy itself with regard to such change. "**Material Change**" shall mean a substantial adverse change in the use, occupancy, tenants, title, or condition of the Property that occurs after the date of this offer and prior to the Closing. Unless otherwise notified in writing, Escrow Holder shall assume that no Material Change has occurred prior to the Closing.~~

(p) *Seller Performance*. The delivery of all documents and the due performance by Seller of each and every undertaking and agreement to be performed by Seller under this Agreement.

~~(q) *Brokerage Fee*. Payment at the Closing of such brokerage fee as is specified in this Agreement or later written instructions to Escrow Holder executed by Seller and Brokers ("**Brokerage Fee**"). It is agreed by the Parties and Escrow Holder that Brokers are a third party beneficiary of this Agreement insofar as the Brokerage Fee is concerned, and that no change shall be made with respect to the payment of the Brokerage Fee specified in this Agreement, without the written consent of Brokers.~~

9.2 The contingencies specified in subparagraphs 9.1(a) through (m) are for the benefit of, and may be waived by, Buyer, and are referred to collectively as "**Buyer's Contingencies**" and individually as a "**Buyer's Contingency**."

9.3 See paragraph 31 of Addendum. ~~Buyer's timely and written disapproval or conditional approval of a Buyer's Contingency or any other matter that is subject to Buyer's approval in this Agreement shall constitute disapproval thereof ("**Disapproved Item(s)**"). Concurrent with notice of a Disapproved Item, Buyer may make a request to Seller regarding such Disapproved Item ("**Buyer's Request**"). If Buyer fails to make a timely and written Buyer's Request, then this Agreement shall terminate due to the non-satisfaction and non-waiver of a contingency. Seller may respond to a Buyer's Request within 10 days following Seller's receipt thereof ("**Seller's Response**"). Seller's acceptance of a Buyer's Request shall amend this Agreement accordingly. If Seller fails to provide a timely and written Seller's Response, then Seller's Response shall be deemed to be a rejection of Buyer's Request. Buyer may, within 10 days following the earlier of Buyer's receipt of a Seller's Response (which is not an acceptance of Buyer's Request) or the date of Seller's deemed rejection of a Buyer's Request ("**Buyer's Reply Period**"), reply to a Seller's Response ("**Buyer's Reply**") and elect to (i) terminate this Agreement due to the non-satisfaction and non-waiver of the applicable contingency, (ii) accept the Seller's Response in which event this Agreement shall be amended accordingly, or (iii) withdraw Buyer's Request and waive the Disapproved Item in which event Buyer shall accept the Property subject to the Disapproved Item. If Buyer fails to provide a timely and written Buyer's Reply, then Buyer shall be deemed to have elected to terminate this Agreement as of the end of the Buyer's Reply Period. The date Buyer accepts a Seller's Response or withdraws a Buyer's Request and waives a Disapproved Item shall be the date of Buyer's approval of the Disapproved Item. A Party shall provide to Escrow Holder copy of all notices of a Disapproved Item, Buyer's Request, Seller's Response and Buyer's Reply and Escrow Holder shall promptly provide copies thereof to the other Party. Unless the Parties in writing agree otherwise, if the Expected Closing Date is a specific calendar date and a Buyer's Reply Period expires after such specific calendar date, then notwithstanding paragraph 1.1, the Expected Closing Date shall be extended to be 3 business days after the earlier of the date Buyer withdraws a Buyer's Request and waives the applicable Disapproved Item or Buyer accepts the applicable Seller's Response.~~

9.4 The Parties acknowledge that extensive local, state and Federal legislation establish broad liability upon owners and/or users of real property for the investigation and remediation of Hazardous Substances. The determination of the existence of a Hazardous Substance Condition and the evaluation of the impact of such a condition are highly technical and beyond the expertise of Brokers. The Parties acknowledge that they have been advised by Brokers to consult their own technical and legal experts with respect to the possible presence of Hazardous Substances on the Property or adjoining properties, and Buyer and Seller are not relying upon any investigation by or statement of Brokers with respect thereto. ~~The Parties hereby assume all responsibility for the impact of such Hazardous Substances upon their respective interests herein.~~

10. Documents and Other Items Required at or Before Closing.

10.1 Five days prior to the Closing date Escrow Holder shall obtain an updated Title Commitment concerning the Property from the Title Company and provide copies thereof to each of the Parties.

10.2 ~~Seller shall deliver to Escrow Holder in time for delivery to Buyer at the Closing:~~ See paragraph 47 of Addendum.

~~(a) Grant or general warranty deed, duly executed and in recordable form, conveying fee title to the Property to Buyer.~~

~~(b) If applicable, the Beneficiary Statements concerning Existing Note(s).~~

~~(c) If applicable, the Existing Leases and Other Agreements together with duly executed assignments thereof by Seller and Buyer. The assignment of~~

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Existing Leases shall be on the form prepared by Seller's counsel the most recent Assignment and Assumption of Lessor's Interest in Lease form published by the AIR or its equivalent.

(d) An affidavit executed by Seller to the effect that Seller is not a "foreign person" within the meaning of Internal Revenue Code Section 1445 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Internal Revenue Service such sum as is required by applicable Federal law with respect to purchases from foreign sellers.

(e) If the Property is located in California, an affidavit executed by Seller to the effect that Seller is not a "nonresident" within the meaning of California Revenue and Tax Code Section 18662 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Franchise Tax Board such sum as is required by such statute.

(f) If applicable, a bill of sale, duly executed, conveying title to any included personal property to Buyer.

(g) If the Seller is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the sale of the Property.

10.3 Buyer shall deliver to Seller through Escrow:

(a) The cash portion of the Purchase Price and such additional sums as are required of Buyer under this Agreement shall be deposited by Buyer with Escrow Holder, by federal funds wire transfer, or any other method acceptable to Escrow Holder in immediately collectable funds, no later than 2:00 P.M. on the business day prior to the Expected Closing Date provided, however, that Buyer shall not be required to deposit such monies into Escrow if at the time set for the deposit of such monies Seller is in default or has indicated that it will not perform any of its obligations hereunder. Instead, in such circumstances in order to reserve its rights to proceed Buyer need only provide Escrow with evidence establishing that the required monies were available.

(b) If a Purchase Money Note and Purchase Money Deed of Trust are called for by this Agreement, the duly executed originals of those documents, the Purchase Money Deed of Trust being in recordable form, together with evidence of fire insurance on the improvements in the amount of the full replacement cost naming Seller as a mortgage loss payee, and a real estate tax service contract (at Buyer's expense), assuring Seller of notice of the status of payment of real property taxes during the life of the Purchase Money Note.

(c) The Assignment and Assumption of Lessor's Interest in Lease form specified in paragraph 10.2(c) above, duly executed by Buyer.

(d) Assumptions duly executed by Buyer of the obligations of Seller that accrue after Closing under any Other Agreements.

(e) The assignment and assumption of the Architect Agreement in paragraph 10.2(d), above, duly executed by Buyer.

(f) If applicable, a written assumption duly executed by Buyer of the loan documents with respect to Existing Notes.

(gf) Such authority documents as reasonably required by Escrow Holder or Title CompanyIf the Buyer is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the purchase of the Property.

10.4 At Closing, Escrow Holder shall cause to be issued to Buyer a standard coverage (or ALTA extended, if elected pursuant to 9.1(g)) owner's form policy of title insurance effective as of the Closing, issued by the Title Company in the full amount of the Purchase Price, insuring title to the Property vested in Buyer, subject only to the exceptions approved by Buyer. In the event there is a Purchase Money Deed of Trust in this transaction, the policy of title insurance shall be a joint protection policy insuring both Buyer and Seller. See paragraph 48 of Addendum.

IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.

11. Prorations and Adjustments. See paragraph 46 of Addendum.

11.1 *Taxes.* Applicable real property taxes and special assessment bonds shall be prorated through Escrow as of the date of the Closing, based upon the latest tax bill available. The Parties agree to prorate as of the Closing any taxes assessed against the Property by supplemental bill levied by reason of events occurring prior to the Closing. Payment of the prorated amount shall be made promptly in cash upon receipt of a copy of any supplemental bill.

11.2 *Insurance.* **WARNING**: Any insurance which Seller may have maintained will terminate on the Closing. Buyer is advised to obtain appropriate insurance to cover the Property.

11.3 *Rentals, Interest and Expenses.* Scheduled rentals, interest on Existing Notes, utilities, and operating expenses shall be prorated as of the date of Closing. The Parties agree to promptly adjust between themselves outside of Escrow any rents received after the Closing.

11.4 *Security Deposit.* Security Deposits held by Seller shall be given to Buyer as a credit to the cash required of Buyer at the Closing.

11.5 *Post Closing Matters.* Any item to be prorated that is not determined or determinable at the Closing shall be promptly adjusted by the Parties by appropriate cash payment outside of the Escrow when the amount due is determined.

11.6 *Variations in Existing Note Balances.* In the event that Buyer is purchasing the Property subject to an Existing Deed of Trust(s), and in the event that a Beneficiary Statement as to the applicable Existing Note(s) discloses that the unpaid principal balance of such Existing Note(s) at the closing will be more or less than the amount set forth in paragraph 3.1(c) hereof ("**Existing Note Variation**"), then the Purchase Money Note(s) shall be reduced or increased by an amount equal to such Existing Note Variation. If there is to be no Purchase Money Note, the cash required at the Closing per paragraph 3.1(a) shall be reduced or increased by the amount of such Existing Note Variation.

11.7 *Variations in New Loan Balance.* In the event Buyer is obtaining a New Loan and the amount ultimately obtained exceeds the amount set forth in paragraph 5.1, then the amount of the Purchase Money Note, if any, shall be reduced by the amount of such excess.

11.8 *Owner's Association Fees.* Escrow Holder shall: (i) bring Seller's account with the association current and pay any delinquencies or transfer fees from Seller's proceeds, and (ii) pay any up front fees required by the association from Buyer's funds.

12. Representations and Warranties of Seller and Disclaimers.

12.1 See Paragraph 35 in the Addendum. Seller's warranties and representations shall survive the Closing and delivery of the deed for a period of 3 years, and any lawsuit or action based upon them must be commenced within such time period. Seller's warranties and representations are true, material and relied upon by Buyer and Brokers in all respects. Seller hereby makes the following warranties and representations to Buyer and Brokers:

(a) *Authority of Seller.* Seller is the owner of the Property and/or has the full right, power and authority to sell, convey and transfer the Property to Buyer as provided herein, and to perform Seller's obligations hereunder.

(b) *Maintenance During Escrow and Equipment Condition At Closing.* Except as otherwise provided in paragraph 9.1(n) hereof, Seller shall maintain the Property until the Closing in its present condition, ordinary wear and tear excepted.

(c) *Hazardous Substances/Storage Tanks.* Seller has no knowledge, except as otherwise disclosed to Buyer in writing, of the existence or prior existence on the Property of any Hazardous Substance, nor of the existence or prior existence of any above or below ground storage tank.

(d) *Compliance.* Except as otherwise disclosed in writing, Seller has no knowledge of any aspect or condition of the Property which violates applicable laws, rules, regulations, codes or covenants, conditions or restrictions, or of improvements or alterations made to the Property without a permit where one was

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required, or of any unfulfilled order or directive of any applicable governmental agency or casualty insurance company requiring any investigation, remediation, repair, maintenance or improvement be performed on the Property.

(e) *Changes in Agreements*. Prior to the Closing, Seller will not violate or modify any Existing Lease or Other Agreement, or create any new leases or other agreements affecting the Property, without Buyer's written approval, which approval will not be unreasonably withheld.

(f) *Possessory Rights*. Seller has no knowledge that anyone will, at the Closing, have any right to possession of the Property, except as disclosed by this Agreement or otherwise in writing to Buyer.

(g) *Mechanics' Liens*. There are no unsatisfied mechanics' or materialmens' lien rights concerning the Property.

(h) *Actions, Suits or Proceedings*. Seller has no knowledge of any actions, suits or proceedings pending or threatened before any commission, board, bureau, agency, arbitrator, court or tribunal that would affect the Property or the right to occupy or utilize same.

(i) *Notice of Changes*. Seller will promptly notify Buyer and Brokers in writing of any Material Change (see paragraph 9.1(o)) affecting the Property that becomes known to Seller prior to the Closing.

(j) *No Tenant Bankruptcy Proceedings*. Seller has no notice or knowledge that any tenant of the Property is the subject of a bankruptcy or insolvency proceeding.

(k) *No Seller Bankruptcy Proceedings*. Seller is not the subject of a bankruptcy, insolvency or probate proceeding.

(l) *Personal Property*. Seller has no knowledge that anyone will, at the Closing, have any right to possession of any personal property included in the Purchase Price nor knowledge of any liens or encumbrances affecting such personal property, except as disclosed by this Agreement or otherwise in writing to Buyer.

12.2 Buyer hereby acknowledges that, except as otherwise stated in this Agreement, Buyer is purchasing the Property in its existing condition and will, by the time called for herein, make or have waived all inspections of the Property Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Property. The Parties acknowledge that, except as otherwise stated in this Agreement, no representations, inducements, promises, agreements, assurances, oral or written, concerning the Property, or any aspect of the occupational safety and health laws, Hazardous Substance laws, or any other act, ordinance or law, have been made by either Party or Brokers, or relied upon by either Party hereto.

12.3 In the event that Buyer learns that a Seller representation or warranty might be untrue prior to the Closing, and Buyer elects to purchase the Property anyway then, and in that event, Buyer irrevocably waives any right that it may have to bring an action or proceeding against Seller or Brokers regarding said representation or warranty.

12.4 Any environmental reports, soils reports, surveys, and other similar documents which were prepared by third party consultants and provided to Buyer by Seller or Seller's representatives, have been delivered as an accommodation to Buyer and without any representation or warranty as to the sufficiency, accuracy, completeness, and/or validity of said documents, all of which Buyer relies on at its own risk. Seller believes said documents to be accurate, but Buyer is advised to retain appropriate consultants to review said documents and investigate the Property.

13. Possession.
Possession of the Property shall be given to Buyer at the Closing subject to the rights of tenants under Existing Leases.

14. Buyer's Entry.
At any time during the Escrow period, Buyer, and its agents and representatives, shall have the right at reasonable times and subject to rights of tenants, to enter upon the Property for the purpose of making inspections and tests specified in this Agreement. No destructive testing shall be conducted, however, without Seller's prior approval which shall not be unreasonably withheld. Following any such entry or work, unless otherwise directed in writing by Seller, Buyer shall return the Property to the condition it was in prior to such entry or work, including the re-compaction or removal of any disrupted soil or material as Seller may reasonably direct. All such inspections and tests and any other work conducted or materials furnished with respect to the Property by or for Buyer shall be paid for by Buyer as and when due and Buyer shall indemnify, defend, protect and hold harmless Seller and the Property of and from any and all claims, liabilities, losses, expenses (including reasonable attorneys' fees), damages, including those for injury to person or property, arising out of or relating to any such work or materials or the acts or omissions of Buyer, its agents or employees in connection therewith. Notwithstanding the foregoing, Buyer shall not be responsible for damage due to the mere discovery of a pre-existing condition on or affecting the Property, although Buyer shall be responsible and liable for any exacerbation of a pre-existing condition resulting from or in connection with Buyer's or its agents' activities.

15. Further Documents and Assurances.
The Parties shall each, diligently and in good faith, undertake all commercially reasonable actions and procedures reasonably required to place the Escrow in condition for Closing as and when required by this Agreement. The Parties agree to provide all further information, and to execute and deliver all further documents, reasonably required by Escrow Holder or the Title Company.

16. Attorneys' Fees.
If any Party or Broker brings an action or proceeding (including arbitration) involving the Property whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees and costs. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "**Prevailing Party**" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

17. Prior Agreements/Amendments.
17.1 This Agreement supersedes any and all prior agreements between Seller and Buyer regarding the Property.
17.2 Amendments to this Agreement are effective only if made in writing and executed by Buyer and Seller.

18. Broker's Rights.
18.1 If this sale is not consummated due to the default of either the Buyer or Seller, the defaulting Party shall be liable to and shall pay to Brokers the Brokerage Fee that Brokers would have received had the sale been consummated. If Buyer is the defaulting party, payment of said Brokerage Fee is in addition to any obligation with respect to liquidated or other damages.
18.2 Upon the Closing, Brokers are authorized to publicize the facts of this transaction.

19. Notices.
19.1 Whenever any Party, Escrow Holder or Brokers herein shall desire to give or serve any notice, demand, request, approval, disapproval or other communication, each such communication shall be in writing and shall be delivered personally, by messenger, or by mail, postage prepaid, to the address set forth in

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this agreement or by facsimile transmission, electronic signature, digital signature, or email.

19.2 Service of any such communication shall be deemed made on the date of actual receipt if personally delivered, or transmitted by facsimile transmission, electronic signature, digital signature, or email. Any such communication sent by regular mail shall be deemed given 48 hours after the same is mailed. Communications sent by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered 24 hours after delivery of the same to the Postal Service or courier. If such communication is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

19.3 Any Party or Broker hereto may from time to time, by notice in writing, designate a different address to which, or a different person or additional persons to whom, all communications are thereafter to be made.

20. Duration of Offer.

20.1 If this offer is not accepted by Seller on or before 5:00 P.M. according to the time standard applicable to the city of Los Angeles, CA on the date of August , 2023 , it shall be deemed automatically revoked.

20.2 The acceptance of this offer, or of any subsequent counteroffer hereto, that creates an agreement between the Parties as described in paragraph 1.2, shall be deemed made upon delivery to the other Party or either Broker herein of a duly executed writing unconditionally accepting the last outstanding offer or counteroffer.

21. LIQUIDATED DAMAGES. (This Liquidated Damages paragraph is applicable only if initialed by both Parties).

THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IF, AFTER THE SATISFACTION OR WAIVER OF ALL CONTINGENCIES PROVIDED FOR THE BUYER'S BENEFIT, BUYER BREACHES THIS AGREEMENT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF $450,000.00 . UPON PAYMENT OF SAID SUM TO SELLER, BUYER SHALL BE RELEASED FROM ANY FURTHER LIABILITY TO SELLER, AND ANY ESCROW CANCELLATION FEES AND TITLE COMPANY CHARGES SHALL BE PAID BY SELLER. See paragraph 42(b).

____________________ Buyer's Initials   ____________________ Seller's Initials

22. ARBITRATION OF DISPUTES. (This Arbitration of Disputes paragraph is applicable only if initialed by both Parties.)

22.1 ANY CONTROVERSY AS TO WHETHER SELLER IS ENTITLED TO LIQUIDATED DAMAGES AND/OR BUYER IS ENTITLED TO THE RETURN OF THE DEPOSIT SHALL BE DETERMINED BY BINDING ARBITRATION ADMINISTERED BY THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. ("JAMS") IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES ("COMMERCIAL RULES"). ARBITRATION HEARINGS SHALL BE HELD IN THE COUNTY WHERE THE PROPERTY IS LOCATED. SUCH CONTROVERSY SHALL BE ARBITRATED BY A SINGLE ARBITRATOR, APPOINTED UNDER THE COMMERCIAL RULES WHO HAS HAD AT LEAST 5 YEARS OF EXPERIENCE IN THE TYPE OF REAL ESTATE THAT IS THE SUBJECT OF THIS AGREEMENT. THE ARBITRATOR SHALL HEAR AND DETERMINE SAID CONTROVERSY IN ACCORDANCE WITH APPLICABLE LAW OF THE JURISDICTION WHERE THE PROPERTY IS LOCATED, THE INTENTION OF THE PARTIES AS EXPRESSED IN THIS AGREEMENT AND ANY AMENDMENTS THERETO, AND UPON THE EVIDENCE PRODUCED AT AN ARBITRATION HEARING. PRE-ARBITRATION DISCOVERY SHALL BE PERMITTED IN ACCORDANCE WITH THE COMMERCIAL RULES OR STATE LAW APPLICABLE TO ARBITRATION PROCEEDINGS. THE ARBITRATOR SHALL RENDER AN AWARD WITHIN 30 DAYS AFTER THE CONCLUSION OF THE HEARING, WHICH MAY INCLUDE ATTORNEYS' FEES AND COSTS TO THE PREVAILING PARTY PER PARAGRAPH 16 HEREOF AND SHALL BE ACCOMPANIED BY A REASONED OPINION. THE FAILURE OR REFUSAL OF A PARTY TO PAY SUCH PARTY'S REQUIRED SHARE OF THE DEPOSITS FOR ARBITRATOR COMPENSATION OR ADMINISTRATIVE CHARGES SHALL CONSTITUTE A WAIVER BY SUCH PARTY TO PRESENT EVIDENCE OR CROSS-EXAMINE WITNESSES, BUT SUCH WAIVER SHALL NOT ALLOW FOR A DEFAULT JUDGMENT AGAINST THE NON-PAYING PARTY IN THE ABSENCE OF EVIDENCE AND LEGAL ARGUMENT AS THE ARBITRATOR MAY REQUIRE FOR MAKING AN AWARD. JUDGMENT MAY BE ENTERED ON THE AWARD IN ANY COURT OF COMPETENT JURISDICTION NOTWITHSTANDING THE FAILURE OF A PARTY DULY NOTIFIED OF THE ARBITRATION HEARING TO APPEAR THEREAT.

22.2 BUYER'S RESORT TO OR PARTICIPATION IN SUCH ARBITRATION PROCEEDINGS SHALL NOT BAR SUIT IN A COURT OF COMPETENT JURISDICTION BY THE BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE UNLESS AND UNTIL THE ARBITRATION RESULTS IN AN AWARD TO THE SELLER OF LIQUIDATED DAMAGES, IN WHICH EVENT SUCH AWARD SHALL ACT AS A BAR AGAINST ANY ACTION BY BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE.

22.3 NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

DS JB
____________________ Buyer's Initials   ____________________ Seller's Initials

23. Miscellaneous.

23.1 **Binding Effect**. This Agreement shall be binding on the Parties without regard to whether or not paragraphs 21 and 22 are initialed by both of the Parties. Paragraphs 21 and 22 are each incorporated into this Agreement only if initialed by both Parties at the time that the Agreement is executed. Signatures to this Agreement accomplished by means of electronic signature or similar technology shall be legal and binding.

23.2 **Applicable Law**. This Agreement shall be governed by, and paragraph 22.3 is amended to refer to, the laws of the state in which the Property is located. Any litigation or arbitration between the Parties hereto concerning this Agreement shall be initiated in the county in which the Property is located.

23.3 **Time of Essence**. Time is of the essence of this Agreement.

23.4 **Counterparts**. This Agreement may be executed by Buyer and Seller in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Escrow Holder, after verifying that the counterparts are identical except for the signatures, is authorized and instructed

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this agreement or by facsimile transmission, electronic signature, digital signature, or email.

19.2 Service of any such communication shall be deemed made on the date of actual receipt if personally delivered, or transmitted by facsimile transmission, electronic signature, digital signature, or email. Any such communication sent by regular mail shall be deemed given 48 hours after the same is mailed. Communications sent by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered 24 hours after delivery of the same to the Postal Service or courier. If such communication is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

19.3 Any Party or Broker hereto may from time to time, by notice in writing, designate a different address to which, or a different person or additional persons to whom, all communications are thereafter to be made.

20. Duration of Offer.

20.1 ~~If this offer is not accepted by Seller on or before 5:00 P.M. according to the time standard applicable to the city of Los Angeles, CA on the date of August , 2023 , it shall be deemed automatically revoked.~~

20.2 The acceptance of this offer, or of any subsequent counteroffer hereto, that creates an agreement between the Parties as described in paragraph 1.2, shall be deemed made upon delivery to the other Party or either Broker herein of a duly executed writing unconditionally accepting the last outstanding offer or counteroffer.

21. ~~**LIQUIDATED DAMAGES. (This Liquidated Damages paragraph is applicable only if initialed by both Parties).**~~
~~**THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IF, AFTER THE SATISFACTION OR WAIVER OF ALL CONTINGENCIES PROVIDED FOR THE BUYER'S BENEFIT, BUYER BREACHES THIS AGREEMENT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF $450,000.00 . UPON PAYMENT OF SAID SUM TO SELLER, BUYER SHALL BE RELEASED FROM ANY FURTHER LIABILITY TO SELLER, AND ANY ESCROW CANCELLATION FEES AND TITLE COMPANY CHARGES SHALL BE PAID BY SELLER.**~~ See paragraph 42(b).

____________________ ~~Buyer's Initials~~ ____________________ ~~Seller's Initials~~

22. ARBITRATION OF DISPUTES. (This Arbitration of Disputes paragraph is applicable only if initialed by both Parties.)

22.1 ANY CONTROVERSY AS TO WHETHER SELLER IS ENTITLED TO LIQUIDATED DAMAGES AND/OR BUYER IS ENTITLED TO THE RETURN OF THE DEPOSIT SHALL BE DETERMINED BY BINDING ARBITRATION ADMINISTERED BY THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. ("JAMS") IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES ("COMMERCIAL RULES"). ARBITRATION HEARINGS SHALL BE HELD IN THE COUNTY WHERE THE PROPERTY IS LOCATED. SUCH CONTROVERSY SHALL BE ARBITRATED BY A SINGLE ARBITRATOR, APPOINTED UNDER THE COMMERCIAL RULES WHO HAS HAD AT LEAST 5 YEARS OF EXPERIENCE IN THE TYPE OF REAL ESTATE THAT IS THE SUBJECT OF THIS AGREEMENT. THE ARBITRATOR SHALL HEAR AND DETERMINE SAID CONTROVERSY IN ACCORDANCE WITH APPLICABLE LAW OF THE JURISDICTION WHERE THE PROPERTY IS LOCATED, THE INTENTION OF THE PARTIES AS EXPRESSED IN THIS AGREEMENT AND ANY AMENDMENTS THERETO, AND UPON THE EVIDENCE PRODUCED AT AN ARBITRATION HEARING. PRE-ARBITRATION DISCOVERY SHALL BE PERMITTED IN ACCORDANCE WITH THE COMMERCIAL RULES OR STATE LAW APPLICABLE TO ARBITRATION PROCEEDINGS. THE ARBITRATOR SHALL RENDER AN AWARD WITHIN 30 DAYS AFTER THE CONCLUSION OF THE HEARING, WHICH MAY INCLUDE ATTORNEYS' FEES AND COSTS TO THE PREVAILING PARTY PER PARAGRAPH 16 HEREOF AND SHALL BE ACCOMPANIED BY A REASONED OPINION. THE FAILURE OR REFUSAL OF A PARTY TO PAY SUCH PARTY'S REQUIRED SHARE OF THE DEPOSITS FOR ARBITRATOR COMPENSATION OR ADMINISTRATIVE CHARGES SHALL CONSTITUTE A WAIVER BY SUCH PARTY TO PRESENT EVIDENCE OR CROSS-EXAMINE WITNESSES, BUT SUCH WAIVER SHALL NOT ALLOW FOR A DEFAULT JUDGMENT AGAINST THE NON-PAYING PARTY IN THE ABSENCE OF EVIDENCE AND LEGAL ARGUMENT AS THE ARBITRATOR MAY REQUIRE FOR MAKING AN AWARD. JUDGMENT MAY BE ENTERED ON THE AWARD IN ANY COURT OF COMPETENT JURISDICTION NOTWITHSTANDING THE FAILURE OF A PARTY DULY NOTIFIED OF THE ARBITRATION HEARING TO APPEAR THEREAT.

22.2 BUYER'S RESORT TO OR PARTICIPATION IN SUCH ARBITRATION PROCEEDINGS SHALL NOT BAR SUIT IN A COURT OF COMPETENT JURISDICTION BY THE BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE UNLESS AND UNTIL THE ARBITRATION RESULTS IN AN AWARD TO THE SELLER OF LIQUIDATED DAMAGES, IN WHICH EVENT SUCH AWARD SHALL ACT AS A BAR AGAINST ANY ACTION BY BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE.

22.3 NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

____________________ Buyer's Initials JF KF ____________________ Seller's Initials

23. Miscellaneous.

23.1 **Binding Effect**. This Agreement shall be binding on the Parties without regard to whether or not paragraphs 21 and 22 are initialed by both of the Parties. Paragraphs 21 and 22 are each incorporated into this Agreement only if initialed by both Parties at the time that the Agreement is executed. Signatures to this Agreement accomplished by means of electronic signature or similar technology shall be legal and binding.

23.2 **Applicable Law**. This Agreement shall be governed by, and paragraph 22.3 is amended to refer to, the laws of the state in which the Property is located. Any litigation or arbitration between the Parties hereto concerning this Agreement shall be initiated in the county in which the Property is located.

23.3 **Time of Essence**. Time is of the essence of this Agreement.

23.4 **Counterparts**. This Agreement may be executed by Buyer and Seller in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Escrow Holder, after verifying that the counterparts are identical except for the signatures, is authorized and instructed

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to combine the signed signature pages on one of the counterparts, which shall then constitute the Agreement.

23.5 **Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.**

23.6 **Conflict**. Any conflict between the printed provisions of this Agreement and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions. **Seller and Buyer must initial any and all handwritten provisions**.

23.7 **1031 Exchange**. Both Seller and Buyer agree to cooperate with each other in the event that either or both wish to participate in a 1031 exchange. Any party initiating an exchange shall bear all costs of such exchange. The cooperating Party shall not have any liability (special or otherwise) for damages to the exchanging Party in the event that the sale is delayed and/or that the sale otherwise fails to qualify as a 1031 exchange.

23.8 **Days**. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Agreement shall mean and refer to calendar days.

24. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

24.1 The Parties and Brokers agree that their relationship(s) shall be governed by the principles set forth in the applicable sections of the California Civil Code, as summarized in paragraph 24.2.

24.2 When entering into a discussion with a real estate agent regarding a real estate transaction, a Buyer or Seller should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Buyer and Seller acknowledge being advised by the Brokers in this transaction, as follows:

(a) *Seller's Agent*. A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or subagent has the following affirmative obligations: (1) *To the Seller:* A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller. (2) *To the Buyer and the Seller:* a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(b) *Buyer's Agent*. A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations. (1) *To the Buyer:* A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer. (2) *To the Buyer and the Seller:* a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(c) *Agent Representing Both Seller and Buyer*. A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. (1) In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer. b. Other duties to the Seller and the Buyer as stated above in their respective sections (a) or (b) of this paragraph 24.2. (2) In representing both Seller and Buyer, the agent may not, without the express permission of the respective Party, disclose to the other Party confidential information, including, but not limited to, facts relating to either Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including Seller's willingness to accept a price less than the listing price or Buyer's willingness to pay a price greater than the price offered. (3) The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect their own interests. Buyer and Seller should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Buyer has the duty to exercise reasonable care to protect Buyer, including as to those facts about the Property which are known to Buyer or within Buyer's diligent attention and observation. Both Seller and Buyer should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

(d) *Further Disclosures*. Throughout this transaction Buyer and Seller may receive more than one disclosure, depending upon the number of agents assisting in the transaction. Buyer and Seller should each read its contents each time it is presented, considering the relationship between them and the real estate agent in this transaction and that disclosure. Buyer and Seller each acknowledge receipt of a disclosure of the possibility of multiple representation by the Broker representing that principal. This disclosure may be part of a listing agreement, buyer representation agreement or separate document. Buyer understands that Broker representing Buyer may also represent other potential buyers, who may consider, make offers on or ultimately acquire the Property. Seller understands that Broker representing Seller may also represent other sellers with competing properties that may be of interest to this Buyer. Brokers have no responsibility with respect to any default or breach hereof by either Party. ~~The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this transaction may be brought against Broker more than one year after the Date of Agreement and that the liability (including court costs and attorneys' fees), of any Broker with respect to any breach of duty, error or omission relating to this Agreement shall not exceed the fee received by such Broker pursuant to this Agreement; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.~~

24.3 *Confidential Information*. Buyer and Seller agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

25. Construction of Agreement. In construing this Agreement, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Agreement. Whenever required by the context, the singular shall include the plural and vice versa. This Agreement shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

26. Additional Provisions.

Additional provisions of this offer, if any, are as follows or are attached hereto by an addendum (the "**Addendum**").~~or addenda consisting of paragraphs~~ ________ ~~through~~ ________ ~~. (If there are no additional provisions write "NONE".)~~

____

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS AGREEMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS AGREEMENT.

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OFA-20.30, Revised 10-13-2022
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2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PROPERTY. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE INTEGRITY AND CONDITION OF ANY STRUCTURES AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PROPERTY FOR BUYER'S INTENDED USE.

WARNING: IF THE PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THIS AGREEMENT MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

NOTE:

1. THIS FORM IS NOT FOR USE IN CONNECTION WITH THE SALE OF RESIDENTIAL PROPERTY.
2. IF EITHER PARTY IS A CORPORATION, IT IS RECOMMENDED THAT THIS AGREEMENT BE SIGNED BY TWO CORPORATE OFFICERS.

The undersigned Buyer offers and agrees to buy the Property on the terms and conditions stated and acknowledges receipt of a copy hereof.

Date: September 27, 2023

BROKER

Colliers International Greater Los Angeles, Inc.

Attn: Mark Tarczynski
Title: Executive Vice President

Address: 865 S. Figueroa St.,#3500 Los Angeles, CA 90015
Phone: (213) 500-6743
Fax: ________
Email: mark.tarczynski@colliers.com
Federal ID No.: 45-3717500
Broker DRE License #: 01908231
Agent DRE License #: 01020868

BUYER

By: HOTEL101 LA HOLDINGS, LLC, a Delaware limited liability company

Its: Sole Member

DocuSigned by:

By: Joselito Barrera

008363AE95344ED...

Name Printed: Joselito L. Barrera Jr.
Title: Director
Phone: ________
Fax: ________
Email: Joselito.barrera@doubledragon.com

By: ________________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

Address: 1209 Orange Street, Wilmington, Delaware 19801
Federal ID No.: to be provided to Escrow Holder

27. Acceptance.

27.1 Seller accepts the foregoing offer to purchase the Property and hereby agrees to sell the Property to Buyer on the terms and conditions therein specified.

27.2 In consideration of real estate brokerage service rendered by Brokers, Seller agrees to pay Brokers a real estate Brokerage Fee in a sum equal to 5 % of the Purchase Price ~~to be divided between the Brokers as follows: Seller's Broker ________ % and Buyer's Broker ________ %~~. This Agreement shall serve as an irrevocable instruction to Escrow Holder to pay such Brokerage Fee to Brokers out of the proceeds accruing to the account of Seller at the Closing.

27.3 Seller acknowledges receipt of a copy hereof and authorizes Brokers to deliver a signed copy to Buyer.

NOTE: A PROPERTY INFORMATION SHEET IS REQUIRED TO BE DELIVERED TO BUYER BY SELLER UNDER THIS AGREEMENT.

Date: September 27, 2023

BROKER

Colliers International Greater Los Angeles, Inc.
Attn: Mark Tarczynski

SELLER

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© 2019 AIR CRE. All Rights Reserved.

OFA-20.30, Revised 10-13-2022

Last Edited: 9/21/2023 4:35 PM
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Title: ____

Address: 865 S. Figueroa St.,#3500
Los Angeles, CA 90015
Phone: (213) 500-6743
Fax: ____
Email: mark.tarczynski@colliers.com
Federal ID No.: 45-3717500
Broker DRE License #: 01908231
Agent's DRE License #: 01020868

By: Julie Freeman
Name Printed: Julie Freeman
Title: Co-Managing Member
Phone: ____
Fax: ____
Email: julie@blueribbon.com

By: Robert Freeman
Name Printed: Robert Freeman
Title: Co-Managing Member
Phone: ____
Fax: ____
Email: robertfreeman1958@yahoo.com

Address: 2121 Old Dicey Road
Weatherford, TX 76085
Federal ID No.: To be provided to Escrow Holder

By: Julie Freeman
Name: Julie Freeman
Title: Co-Managing Member

By: Robert Freeman
Name: Robert Freeman
Title: Co-Managing Member

By: Julie Freeman
Name: Julie Freeman
Title: Co-Managing Member

By: Robert Freeman
Name: Robert Freeman
Title: Co-Managing Member

By: Julie Freeman
Name: Julie Freeman
Title: Co-Managing Member

By: Robert Freeman
Name: Robert Freeman
Title: Co-Managing Member

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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© 2019 AIR CRE. All Rights Reserved.
OFA-20.30, Revised 10-13-2022
Last Edited: 9/21/2023 4:35 PM
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AIR CRE contracts

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A Buyer's agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more salesperson and broker associates, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered.

SELLER AND BUYER RESPONSIBILITIES

Either the purchase agreement or a separate document will contain a confirmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that confirmation to make sure it accurately reflects your understanding of your agent's role. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation. Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. **This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE).**

DocuSigned by:

☑ Buyer ☐ Seller ☐ Lessor ☐ Lessee Joselito Barrera 008363AE95344E0... Date: September 27, 2023

☐ Buyer ☑ Seller ☐ Lessor ☐ Lessee ______ Date: ______

Agent: Colliers International Greater Los Angeles, Inc. DRE Lic. #: 01908231
Real Estate Broker (Firm)

By: Mark Tarczynski DRE Lic. #: 01020868 Date: ______
(Salesperson or Broker-Associate)

______ ______
INITIALS INITIALS

© 2019 AIR CRE. All Rights Reserved.

AD-3.01, Revised 10-22-2020 Last Edited: 9/21/2023 4:35 PM Page 1 of 4

AIRCRE contracts

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A Buyer's agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more salesperson and broker associates, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered.

SELLER AND BUYER RESPONSIBILITIES

Either the purchase agreement or a separate document will contain a confirmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that confirmation to make sure it accurately reflects your understanding of your agent's role. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation. Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. **This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully. I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE BACK (OR A SEPARATE PAGE).**

☑ Buyer ☐ Seller ☐ Lessor ☐ Lessee ______________________ Date: ________

☐ Buyer ☑ Seller ☐ Lessor ☐ Lessee DocuSigned by: Julie Freeman DocuSigned by: Robert Freeman Date: 9/27/2023

Agent: Colliers International Greater Los Angeles, Inc. DRE Lic. #: 01908231

Real Estate Broker (Firm)

By: Mark Tarczynski DRE Lic. #: 01020868 Date: ________

(Salesperson or Broker-Associate)

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© 2019 AIR CRE. All Rights Reserved.

AD-3.01, Revised 10-22-2020

Last Edited: 9/21/2023 4:35 PM

Page 1 of 4

THIS FORM HAS BEEN PREPARED BY AIR CRE. NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF THIS FORM FOR ANY SPECIFIC TRANSACTION. PLEASE SEEK LEGAL COUNSEL AS TO THE APPROPRIATENESS OF THIS FORM.

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AD-3.01, Revised 10-22-2020
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DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP
CIVIL CODE SECTIONS 2079.13 THROUGH 2079.24 (2079.16 APPEARS ON THE FRONT)

2079.13. As used in Sections 2079.7 and 2079.14 to 2079.24, inclusive, the following terms have the following meanings:
(a) "Agent" means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained. The agent in the real property transaction bears responsibility for that agent's salespersons or broker associates who perform as agents of the agent. When a salesperson or broker associate owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the salesperson or broker associate functions. **(b)** "Buyer" means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes vendee or lessee of real property. **(c)** "Commercial real property" means all real property in the state, except (1) single-family residential real property, (2) dwelling units made subject to Chapter 2 (commencing with Section 1940) of Title 5, (3) a mobile home, as defined in Section 798.3, (4) vacant land, or (5) a recreational vehicle, as defined in Section 799.29. **(d)** "Dual agent" means an agent acting, either directly or through a salesperson or broker associate, as agent for both the seller and the buyer in a real property transaction. **(e)** "Listing agreement" means a written contract between a seller of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer, including rendering other services for which a real estate license is required to the seller pursuant to the terms of the agreement. **(f)** "Seller's agent" means a person who has obtained a listing of real property to act as an agent for compensation. **(g)** "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the seller's agent. **(h)** "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property. **(i)** "Offer to purchase" means a written contract executed by a buyer acting through a buyer's agent that becomes the contract for the sale of the real property upon acceptance by the seller. **(j)** "Real property" means any estate specified by subdivision (1) or (2) of Section 761 in property, and includes (1) single-family residential property, (2) multi-unit residential property with more than four dwelling units, (3) commercial real property, (4) vacant land, (5) a ground lease coupled with improvements, or (6) a manufactured home as defined in Section 18007 of the Health and Safety Code, or a mobile home as defined in Section 18008 of the Health and Safety Code, when offered for sale or sold through an agent pursuant to the authority contained in Section 10131.6 of the Business and Professions Code. **(k)** "Real property transaction" means a transaction for the sale of real property in which an agent is retained by a buyer, seller, or both a buyer and seller to act in that transaction, and includes a listing or an offer to purchase. **(l)** "Sell," "sale," or "sold" refers to a transaction for the transfer of real property from the seller to the buyer and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration. **(m)** "Seller" means the transferor in a real property transaction and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor of real property. **(n)** "Buyer's agent" means an agent who represents a buyer in a real property transaction.

2079.14. A seller's agent and buyer's agent shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16, and shall obtain a signed acknowledgment of receipt from that seller and buyer, except as provided in Section 2079.15, as follows: **(a)** The seller's agent, if any, shall provide the disclosure form to the seller prior to entering into the listing agreement. **(b)** The buyer's agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase. If the offer to purchase is not prepared by the buyer's agent, the buyer's agent shall present the disclosure form to the buyer not later than the next business day after receiving the offer to purchase from the buyer.

2079.15. In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to Section 2079.14, the agent shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.16 Reproduced on Page 1 of this AD form.

2079.17(a) As soon as practicable, the buyer's agent shall disclose to the buyer and seller whether the agent is acting in the real property transaction as the buyer's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the buyer's agent prior to or coincident with execution of that contract by the buyer and the seller, respectively. **(b)** As soon as practicable, the seller's agent shall disclose to the seller whether the seller's agent is acting in the real property transaction as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the seller's agent prior to or coincident with the execution of that contract by the seller.
(C) CONFIRMATION: The following agency relationships are confirmed for this transaction.

Seller's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number _______

Is the broker of (check one): ☐ the seller; or ☐ both the buyer and seller. (dual agent)

Seller's Agent DO NOT COMPLETE, SAMPLE ONLY License Number _______

Is (check one): ☐ the Seller's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent)

Buyer's Brokerage Firm DO NOT COMPLETE, SAMPLE ONLY License Number _______

Is the broker of (check one): ☐ the buyer; or ☐ both the buyer and seller. (dual agent)

Buyer's Agent DO NOT COMPLETE, SAMPLE ONLY License Number _______

Is (check one): ☐ the Buyer's Agent. (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent. (dual agent)

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14. An agent's duty to provide disclosure and confirmation of representation in this section may be performed by a real estate salesperson or broker associate affiliated with that broker.

2079.18 (Repealed pursuant to AB-1289, 2017-18 California Legislative session)

2079.19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2079.20 Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically

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prohibited by this article if the requirements of Section 2079.14 and Section 2079.17 are complied with.

2079.21 (a) A dual agent may not, without the express permission of the seller, disclose to the buyer any confidential information obtained from the seller. **(b)** A dual agent may not, without the express permission of the buyer, disclose to the seller any confidential information obtained from the buyer. **(c)** "Confidential information" means facts relating to the client's financial position, motivations, bargaining position, or other personal information that may impact price, such as the seller is willing to accept a price less than the listing price or the buyer is willing to pay a price greater than the price offered. **(d)** This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079.22 Nothing in this article precludes a seller's agent from also being a buyer's agent. If a seller or buyer in a transaction chooses to not be represented by an agent, that does not, of itself, make that agent a dual agent.

2079.23 (a) A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship. **(b)** A lender or an auction company retained by a lender to control aspects of a transaction of real property subject to this part, including validating the sales price, shall not require, as a condition of receiving the lender's approval of the transaction, the homeowner or listing agent to defend or indemnify the lender or auction company from any liability alleged to result from the actions of the lender or auction company. Any clause, provision, covenant, or agreement purporting to impose an obligation to defend or indemnify a lender or an auction company in violation of this subdivision is against public policy, void, and unenforceable.

2079.24 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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ADDENDUM

TO

STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE (NON-RESIDENTIAL)

This Addendum (this “Addendum”), dated September 27, 2023, pertains to that certain printed Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (Non-Residential) of even date herewith (the “Printed Agreement”) pertaining to that certain real property and improvements located at 1240-1264 W. 2nd Street, Los Angeles, CA 90026 and legally described on Exhibit A, attached hereto (the “Property”). To the extent of any conflict between the terms, covenants and provisions of the Printed Agreement and the terms, covenants and provisions of this Addendum, the terms, covenants and provisions of this Addendum shall prevail and control. As used herein and in the Printed Agreement, this or the “Agreement” means the Printed Agreement as amended by this Addendum. The capitalized terms and definitions set forth in the Printed Agreement shall be applicable to this Addendum and those capitalized terms and definitions shall have the meanings ascribed to them in the Printed Agreement.

28. Property. For the avoidance of doubt, the definition of “Property” shall include the following:

a. The Contracts (as defined in paragraph 35(a)(v) of this Addendum) and the Existing Leases, as set forth on Schedule 2;

b. All of Seller’s rights, privileges, easements and rights of way appurtenant to the real property, including, without limitation, all mineral, oil and gas and other subsurface rights, development rights, air rights, water rights and entitlements and any rights granted to Seller in connection with the real property (the “Appurtenances”); and

c. All of the interest of Seller in any of the following (collectively, the “Intangible Property”), to the extent assignable, which shall be assigned to Buyer at Closing pursuant to paragraph 47(a)(iii): (i) any and all permits, rights, warranties, guaranties, agreements, utility contracts and deposits, approvals (governmental or otherwise), surveys, plans and specifications (including those plans and specifications prepared by Ashai Design Consulting Corporation, dated November 11, 2018 and identified as Job No. 16020), and trade names used specifically in connection with the real property; (ii) approvals, zoning, licenses, registrations, permits, and entitlements, including without limitation, any community plan amendments and site development permits with respect to the real property, Appurtenances, and Improvements, and other rights relating to the construction, ownership, use and operation of all or any part of the real property and Improvements (the items in this clause (ii), collectively, “Entitlements”).

29. Property Documents. Except as otherwise expressly provided in this Agreement (including those representations expressly set forth in paragraph 35, below), Seller makes no warranties, representations or covenants of any kind pertaining to the reports, surveys, plans, specifications, notices, correspondence, records, tests, files, instructions, invoices, diagrams, leases, Other Agreements, Contracts, Existing Leases, agreements, third-party reports, contracts, data, information and documents if any, provided by Seller to Buyer (herein, collectively, the “Property Documents”) or any matter contained therein, including, but not limited to, the completeness or accuracy of any information contained therein, and all such warranties and representations are expressly disclaimed. Seller has not done anything to confirm the accuracy or completeness of the Property Documents. Buyer cannot rely upon the Property Documents or any matter contained therein and must perform its own independent investigation concerning any matter contained in the Property Documents. The Property Documents are being delivered solely to accommodate Buyer and not for the purpose of permitting Buyer to rely on the Property Documents or their contents for any purpose.

30. Tests and Inspections. Buyer is advised to retain appropriate consultants to review all documents and to investigate the Property and to perform such studies, tests and assessments as Buyer deems necessary. Any and all studies, tests, reports, assessments, reviews, inspections and investigations of the Property by the Buyer shall be performed in accordance with and subject to the following: (i) all studies, tests, assessments, investigations and inspections shall be at Buyer’s sole expense and in no event shall Buyer be entitled to claim or receive any contribution or reimbursement, in whole or in part, from Seller; (ii) all studies, tests, assessments, investigations and inspections physically conducted on the Property shall be conducted with not less than twenty-four (24) hours’ prior written notice to Seller; (iii) all such studies, tests, assessments, investigations and inspections shall be conducted in such a manner as to not interfere with, disrupt or harm any of the tenants or occupants, or their businesses or such tenants’ or occupants’ customers, agents or invitees; (iv) promptly following each study, test, assessment, investigation and inspection, the Property shall be repaired and shall be restored to its condition prior to the beginning of such study, test, assessment, investigation and inspection; (v) prior to entering the Property to conduct any such studies, tests and assessments, Buyer or Buyer’s consultants, agents and representatives shall provide Seller with certificates for (a) a worker’s compensation insurance policy (unless such is not otherwise required by law); and (b) a comprehensive general liability insurance policy with limits of not less than Two Million Dollars ($2,000,000.00) per occurrence, naming Seller and any lender or tenant of Seller as additional insureds, and no such policy may be canceled on less than thirty (30) days’ prior written notice to Seller; (vi) neither Buyer nor any consultant, employee, representative or agent of Buyer shall claim, record or permit to be recorded any mechanic’s lien against the Property and, in the event any mechanic’s lien is recorded against the Property with respect to any studies, tests or assessments, Buyer shall, at Buyer’s sole cost and expense, promptly post a mechanic’s lien bond and take any and all other steps as Seller may require, at Buyer’s sole cost and expense, to eliminate the mechanic’s lien and any claim; and (vi) Buyer shall, and hereby does, indemnify, hold harmless, and agrees to defend Seller and Seller’s agents, representatives, partners, affiliates, members, managers, officers, and directors from and against any and all claims, demands, costs and expenses, liens, obligations, liabilities, actions, causes of action, proceedings and fees, including, but not limited to, reasonable consultants’ and attorneys’ fees, arising out of the performance of any such study, test, assessment, investigation and inspection at or upon the Property, including, without limitation, damages and injuries to the Property, Seller and to individuals, and business entities, including, without limiting the generality of the foregoing, claims for damage to Buyer, Seller and tenants of the Property and damage to the Property, or any portion thereof, and personal property, and personal injuries and death, and claims pertaining thereto. This indemnification shall survive the expiration, cancellation or termination of this Agreement.

31. Condition of Title.

a. Permitted Exceptions. Within five (5) business days following the Date of Agreement, Seller shall cause the Title Company to issue and deliver to Buyer a current commitment for title insurance relating to the Property, together with copies of all documents or exceptions referred to therein (the title commitment and documents are collectively referred to as the “Title Report”). On or before the date that is ten (10) business days prior to the expiration of the Due Diligence Expiration Date, Buyer shall have the right to deliver Seller written notice of any exceptions to title shown on the Title Report or the Survey (as defined below) which are disapproved by Buyer (the “Title Objection Notice”). Notwithstanding anything to the contrary contained herein, in no event shall Buyer be entitled to deliver a Title Objection Notice after 5:00 p.m. Pacific Time on October 23, 2023 (for clarity, this deadline shall not apply to a Title Update Objection Notice, which shall be governed by paragraph 31(b)). Upon the expiration of the Due Diligence Expiration Date, Buyer shall be deemed to have approved all matters contained in the Title Report and Survey, if applicable, which shall each be considered to be Permitted Exceptions. Notwithstanding the foregoing, Buyer shall not be entitled to object to any title matters caused or permitted by Buyer or any of Buyer’s agents. At the Closing, title to the Property will be conveyed to Buyer by Seller, subject to the following matters (“Permitted Exceptions”):

i.	a lien for real property taxes and assessments not then delinquent;

ii.	matters of title respecting the Property shown in the Title Report, or in any amendment or supplement to the Title Report, approved or deemed approved by Buyer in accordance with this Agreement;

iii.	physical matters and conditions, if any, that exist at the Property or that would be disclosed by an accurate survey of the Property which satisfies the standards promulgated by the American Land Title Association or on any current survey that Buyer may elect to prepare (at its sole cost and discretion) (the “Survey”) deemed approved or approved by Buyer in accordance with this Agreement;

iv.	matters affecting the conditions of title to the Property created by, through or with the consent of Buyer;

v.	all present and future zoning, building, environmental, and other laws, statutes, ordinances, codes, rules, restrictions, requirements, regulations and executive mandates of all governmental authorities having jurisdiction with respect to the Property; and

vi.	the Existing Leases set forth on Schedule 2.

Regardless of whether Buyer has objected thereto, at the Closing (with Seller having the right to use the proceeds here from at Closing), the following shall be removed from title by Seller, at Seller’s sole cost and expense, (i) any mortgages, deeds of trust or other security instruments placed upon the Property to which Seller is (or has assumed as) a party and covering the Property or any portion thereof, and (ii) mechanics’ liens relating to work authorized by Seller, judgment liens against Seller and delinquent taxes (clauses (i) and (ii) together, “Seller’s Monetary Liens”). For clarity, none of the Seller’s Monetary Liens shall constitute Permitted Exceptions. The parties agree that (a) Seller makes no express or implied warranties regarding the condition of title to the Property, and (b) Buyer shall rely solely on the Title Policy for satisfaction of any claim with respect to any title defects affecting Buyer’s title to the Property.

b. Title Exceptions Arising after Date of Agreement. In the event the Title Company amends or updates the Title Report after the Due Diligence Expiration Date (each, a “Title Update”), Buyer may elect, in its sole discretion, to furnish Seller with a written statement of title objection (each, a “Title Update Objection Notice”) to any matter first raised or materially modified in a Title Update within three (3) business days after its receipt of such Title Update (each, a “Title Update Review Period”). Should Buyer elect not to provide Seller a Title Update Objection Notice on or prior to the expiration of the applicable Title Update Review Period, Buyer shall be deemed to have approved such Title Update matters which shall be considered to be Permitted Exceptions. Notwithstanding the foregoing, Buyer shall not be entitled to object to any title matters caused by Buyer or any of Buyer’s agents.

c. Seller’s Response. If Seller receives a timely delivered Title Objection Notice and/or a Title Update Objection Notice in accordance with paragraphs 31(a) or 31(b) above (as applicable, a “Buyer’s Notice”), Seller shall have the right, but not the obligation, within three (3) business days after receipt of Buyer’s Notice (“Seller’s Response Period”), to notify Buyer that it elects, in Seller’s sole and absolute discretion, to attempt to cure any such matter upon written notice to Buyer (“Seller’s Response”), and may extend the Expected Closing Date for up to ten (10) business days to allow such cure. If Seller does not give a Seller’s Response prior to the expiration of Seller’s Response Period, Seller shall be deemed to have elected not to attempt to cure any such matter. In no event shall Seller’s Response Period or any provision of this Paragraph 31 be deemed to extend the Due Diligence Expiration Date.

d. Seller’s Cure. If Seller elects (or is deemed to have elected) not to attempt to cure any matter objected to in any Buyer’s Notice timely delivered by Buyer to Seller pursuant to paragraph 3l(c), above, or if Seller notifies Buyer pursuant to a Seller’s Response that it elects to attempt to cure any such matters objected to in any Buyer’s Notice timely delivered by Buyer and then fails to cure to effect such cure on or before the Expected Closing Date (as the same may be extended hereunder), then Buyer, as its sole and exclusive remedy, shall have the option of (l) proceeding with the Closing and accepting title to the Property subject to the matter(s) which were the subject of Buyer’s Notice, in which case Buyer shall have no further rights or remedies against Seller with respect thereto, and Buyer shall be deemed to have irrevocably waived any such matters and such matters shall automatically be deemed to be Permitted Exceptions, subject to the terms and conditions of this Agreement; or (2) terminating this Agreement. If Buyer elects to terminate the Agreement under this paragraph 31(d), Buyer shall do so by delivering written notice thereof to Seller and Escrow Holder, in which case such written termination notice shall be provided (i) within two (2) business days following Buyer’s receipt of a Seller’s Response stating that Seller will not attempt to cure any such matters objected to in any timely delivered Buyer’s Notice or the expiration of Seller’s Response Period if Seller does not deliver a Seller’s Response; or (ii) within five (5) business days after Seller’s failure to cure by the Expected Closing Date (as it may be extended hereunder) any matters objected to in any Buyer’s Notice timely delivered by Buyer which Seller has previously elected to attempt to cure. In the event of such a termination, Escrow Holder shall deliver to Buyer the Deposit, and neither party shall have any further rights or obligations hereunder, except as expressly provided herein. If no such termination notice is timely received by Seller hereunder, Buyer shall be deemed to have irrevocably waived any such matters objected to in any Buyer’s Notice, in which event the matters identified in any such Title Objection Notice and/or such Title Update Objection Notice shall become Permitted Exceptions, subject to the terms and conditions of this Agreement.

32. Existing Leases; Estoppel Certificates.

a. At the Closing, the Property and Buyer’s title to the Property shall be subject to the current tenants-in-possession of the Property and the Existing Leases pertaining to those tenancies. At the Closing, Buyer shall expressly assume and agree to timely pay, perform and discharge all of Seller’s obligations, as the “landlord” under the Existing Leases, arising on and after the Expected Closing Date in accordance with paragraph 47(a)(iii) and the proceeding sentence.

b. Notwithstanding anything to the contrary contained in the Printed Agreement, on or before the Due Diligence Expiration Date, Seller shall deliver to the tenants (each, an “Existing Tenant”) under each Existing Lease an estoppel certificate for the benefit of both Seller and Buyer on the form required under each Existing Lease, or if no such form is specified in any Existing Lease, in the form attached hereto as Exhibit G (each, an “Estoppel Certificate”). Following the delivery of each Estoppel Certificate, Seller will use commercially reasonable efforts to obtain the applicable completed, executed Estoppel Certificate to Buyer dated no earlier than thirty (30) days prior to the Expected Closing Date. Notwithstanding anything to the contrary contained herein, it shall be a condition precedent to Closing for Buyer’s benefit that Seller deliver Estoppel Certificates to Buyer from the Existing Tenants representing at least sixty percent (60%) of the rentable square footage of the Property (the “Estoppel Condition”); provided, however, that Non-Complying Estoppel Certificates, as defined below, shall not satisfy the Estoppel Condition. For the avoidance of doubt, (A) it shall not be deemed to be a default under this Agreement if Seller, despite its commercially reasonable efforts, is unable to obtain an Estoppel Certificate from an Existing Tenant or if the Estoppel Condition is not timely satisfied; and (B) an original executed Estoppel Certificate shall not be necessary to satisfy the condition set forth in this paragraph, and PDF or facsimile copies thereof shall be sufficient. As used herein, a “Non-Complying Certificate” shall be an Estoppel Certificate that (I) discloses materially adverse terms (e.g., an option to purchase or different economic terms) of the applicable Existing Lease that were not disclosed to Buyer in writing prior to the Due Diligence Expiration Date, (II) alleges a default of Seller (as landlord) or the applicable tenant under the applicable Existing Lease, (III) discloses a dispute between Seller (as landlord) and any of the tenants under the Existing Leases that has not been previously disclosed to Buyer in writing prior to the Due Diligence Expiration Date, or (IV) is not timely received. Notwithstanding anything to the contrary contained herein, Seller shall not be obligated to provide an Estoppel Certificate for that certain Real Estate Lease, dated September 10, 1991 (as amended, the “Billboard Lease”), by and between Seller, as successor-in-interest to Brenda Freeman, and Clear Channel Outdoor, Inc., as successor-in-interest to Patrick Media Group, Inc. For the avoidance of doubt, the Billboard Lease shall not constitute any amount of square footage for the purposes of evaluating and/or satisfying the Estoppel Condition and Buyer hereby agrees that the failure to provide an Estoppel Certificate for the Billboard Lease shall not cause the Estoppel Condition to fail.

33. Entitlements. Buyer and its agents and representatives shall be entitled to discuss, apply for and obtain certain discretionary approvals to redevelop the Property (“Approvals”), including, without limitation, existing or new entitlements and the development and condition of the Property, necessary or desirable for Buyer’s planned improvements or renovations to the Property with the prior written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed following the Due Diligence Expiration Date; provided, in the event any such Approvals or other understandings (i) shall become binding upon the Property or upon Seller at any time prior to Closing or (ii) adversely affect or modify any of Seller’s existing Entitlements, Seller may withhold such consent in Seller’s sole and absolute discretion. Subject to the terms of this Agreement, including, but not limited to, this Paragraph 33, Buyer shall have the right, but not the obligation, at its own cost and expense entirely, (a) to discuss, obtain or attempt to obtain from the any governmental or quasi-governmental authorities (collectively, the “Authorities”) whatever new or additional Approvals may be necessary for Buyer’s planned acquisition, development, use and disposition of the Property, and (b) to file and process with the Authorities such applications, maps, plans, specifications, drawings, documents and other materials (collectively, “Governmental Materials”) as may be necessary in connection with obtaining the new or additional Approvals; provided that (x) any new or additional Approvals sought by Buyer shall not be binding upon the Property before the Closing or upon Seller at any time and shall not affect or modify any of Seller’s existing Entitlements until the Closing occurs, and (y) no Governmental Materials shall be filed or processed with the Authorities without the prior written consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed; provided, in the event any such Governmental Materials (A) shall become binding upon the Property or upon Seller at any time prior to Closing or (B) adversely affect or modify any of Seller’s existing Entitlements, Seller may withhold such consent in Seller’s sole and absolute discretion. Seller shall reasonably cooperate with Buyer in Buyer’s efforts to obtain or make modifications or amendments to the existing Entitlements, at Buyer’s sole cost, including, without limitation, executing any Governmental Materials and other commercially reasonable documents reasonably necessary for Buyer to obtain access to the Authorities, file and process Governmental Materials with the Authorities, and to obtain or attempt to obtain the Approvals; provided, however, the foregoing obligations of Seller to reasonably cooperate or take action shall be undertaken by Seller at Buyer’s sole cost and expense. Notwithstanding anything to the contrary contained herein, in the event any such Approvals, modifications or amendments to existing Entitlements or Governmental Materials shall become binding upon the Property or upon Seller prior to Closing, Seller may object to the same in Seller’s sole and absolute discretion. Buyer shall keep Seller reasonably apprised, via written updates, of its pursuit of the Approvals or any modifications or amendments to existing Entitlements or Governmental Materials and progress in connection therewith. If Seller grants consent to Buyer’s requests pursuant to this paragraph 33 or if Buyer is otherwise permitted to conduct or conducts any meeting (whether in-person or virtual) with any Authorities, Seller shall have the right to have a representative of Seller participate in any conversations or meetings with any such Authorities or any governmental agency, authority or authorities and Buyer shall afford Seller a reasonable opportunity to do so.

34. “AS-IS” PURCHASE. BUYER ACKNOWLEDGES THAT BUYER HAS HAD AND WILL HAVE DURING ITS INSPECTION PERIOD THE OPPORTUNITY TO INDEPENDENTLY AND PERSONALLY INSPECT THE PROPERTY AND IMPROVEMENTS, BUYER IS A SOPHISTICATED OWNER OF REAL PROPERTY SIMILAR TO THE PROPERTY THAT IS THE SUBJECT OF THIS AGREEMENT AND THAT BUYER HAS ENTERED INTO THIS AGREEMENT BASED UPON BUYER’S PRIOR INSPECTION AND INTENTION TO CONDUCT SUCH PERSONAL EXAMINATION AND INSPECTION DURING ANY CONTINGENCY PERIOD UNDER THIS AGREEMENT. BUYER AGREES THAT, EXCEPT FOR SELLER’S EXPRESS, REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 35 HEREIN, BUYER WILL ACCEPT THE PROPERTY, IN ITS THEN CONDITION “AS-IS” AND WITH ALL ITS FAULTS. NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 35 HEREIN, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO: (I) THE VALUE OF THE PROPERTY; (II) THE INCOME TO BE DERIVED FROM THE PROPERTY; (III) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, INCLUDING, WITHOUT LIMITATION, THE POSSIBILITIES FOR FUTURE DEVELOPMENT OR REDEVELOPMENT OF THE PROPERTY; (IV) THE HABITABILITY, MERCHANTABILITY, SUITABLITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE PROPERTY; (V) THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY OR ANY OF ITS SYSTEMS, ELEMENTS, COMPONENTS, EQUIPMENT OR IMPROVEMENTS; (VI) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, INCLUDING, WITHOUT LIMITATION, THE CONTAMINATION THEREOF; (VII) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY; (VIII) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO THE PROPERTY; (IX) COMPLIANCE WITH ANY FEDERAL, STATE, COUNTY, CITY OR LOCAL ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, STATUTES, ORDINANCES, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE RESOURCES CONSERVATION AND RECOVERY ACT OF 1976, THE CLEAN WATER ACT, THE SAFE DRINKING WATER ACT, THE HAZARDOUS MATERIALS TRANSPORTATION ACT, THE TOXIC SUBSTANCE CONTROL ACT, AND REGULATIONS PROMULGATED UNDER ANY OF THE FOREGOING; (X) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS AT, ON, UNDER, OR ADJACENT TO THE PROPERTY, INCLUDING, WITHOUT LIMITATION, PCBs, ASBESTOS, PERC, OR PETROLEUM PRODUCTS; (XI) THE CONTENT, COMPLETENESS OR ACCURACY OF THE PRELIMINARY REPORT OR THE DUE DILIGENCE MATERIALS MADE AVAILABLE TO BUYER PURSUANT HERETO, INCLUDING, BUT NOT LIMITED TO, THE PROPERTY DOCUMENTS, EXISTING LEASES, CONTRACTS, OTHER AGREEMENTS; (XII) THE CONFORMITY OF THE IMPROVEMENTS TO ANY PLANS OR SPECIFICATIONS FOR THE PROPERTY, INCLUDING ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR MAY BE PROVIDED TO BUYER; (XIII) THE CONFORMITY OF THE PROPERTY TO PAST, CURRENT OR FUTURE APPLICABLE ZONING OR BUILDING REQUIREMENTS OR STATUTES, ORDINANCES, RULES OR REGULATIONS, INCLUDING, WITHOUT LIMITATION, VARIANCES, CONDITIONAL USE PERMITS, EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS, AND ENCROACHMENTS; (XIV) DEFICIENCY OF ANY UNDERSHORING; (XV) DEFICIENCY OF ANY DRAINAGE; (XVI) THE FACT THAT ALL OR A PORTION OF THE PROPERTY MAY BE LOCATED ON OR NEAR AN EARTHQUAKE FAULT LINE; (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS, INCLUDING, BUT NOT LIMITED TO, THE ENTITLEMENTS, AFFECTING THE PROPERTY; OR (XVIII) WITH RESPECT TO ANY OTHER MATTER. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY AND REVIEW INFORMATION AND DOCUMENTATION AFFECTING THE PROPERTY, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND REVIEW OF SUCH INFORMATION AND DOCUMENTATION, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER EXCEPT TO THE EXTENT EXPRESSLY SET FORTH IN PARAGRAPH 35 HEREIN. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION MADE AVAILABLE TO BUYER OR PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 35 HEREIN. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT, REPRESENTATIVE OR OTHER PERSON. BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT FOR SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 35 HEREIN, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON A PURELY “AS-IS” CONDITION, “WHERE IS,” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY CONCERNING TITLE TO THE PROPERTY, THE PHYSICAL CONDITION OF THE PROPERTY (INCLUDING THE CONDITION OF THE SOIL OR THE IMPROVEMENTS), THE ENVIRONMENTAL CONDITION OF THE PROPERTY (INCLUDING THE PRESENCE OR ABSENCE OF HAZARDOUS SUBSTANCES ON OR AFFECTING THE PROPERTY), THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE LAWS AND REGULATIONS (INCLUDING ZONING AND BUILDING CODES OR THE STATUS OF DEVELOPMENT OR USE RIGHTS RESPECTING THE PROPERTY), THE FINANCIAL CONDITION OF THE PROPERTY OR ANY OTHER REPRESENTATION OR WARRANTY RESPECTING ANY INCOME, EXPENSES, CHARGES, LIENS OR ENCUMBRANCES, RIGHTS OR CLAIMS ON, AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF. SELLER HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS OF ANY KIND OR DESCRIPTION. FOR CLARITY, NOTHING IN THIS PARAGRAPH SHALL BE CONSTRUED TO MODIFY ANY OF SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN PARAGRAPH 35 OF THIS AGREEMENT.

Notwithstanding anything to the contrary contained herein or as set forth in the Printed Agreement, Buyer, for itself and parent, subsidiaries, and affiliated companies and corporations, and their respective employees, officers, directors, managers, members, representatives, contractors, consultants, and agents, and their respective predecessors and successors in interest and assigns (excluding the Seller Related Parties), shall indemnify, defend, save and hold harmless Seller from any liability, loss, demand, damage, encumbrance, cause of action of any kind, order, subpoena, obligation, cost, royalty, fee, assessment, duty, requirement, charge, penalty, fine, judgment, interest, and award and losses (collectively, “Post Closing Claims”), whether arising by law, contract, tort, voluntary settlement, or in any other manner, including, without limitation, reasonable attorneys’ fees and special, incidental or consequential damages, arising from or in connection with any environmental conditions at the Property, whether such environmental conditions existed before or after the Closing (including, but not limited to, any Post Closing Claims as to strict liability claims, including those under CERCLA). In the event this indemnity is judicially determined to exceed that permitted by applicable laws, then such indemnity shall be construed as to preserve the maximum indemnity permitted thereby. With regard to any regulatory obligations that would require remediation activities in connection with the Property, nothing herein precludes Buyer from recovering its costs from parties who caused the contamination, Hazardous Substances release or violation of environmental law that are not affiliates, members, managers or owners of Seller or the Seller Related Parties.

35. Additional Representations and Warranties.

a. Additional Seller Representations and Warranties. Seller makes the following representations and warranties to Buyer which shall be true and correct as of the Date of Agreement and the Closing and which shall survive the Closing for twelve (12) months. Whenever the phrase “to Seller’s knowledge”, “to Seller’s actual knowledge”, “to the best of Seller’s knowledge” or the “knowledge” of Seller or words of similar import are used, they shall be deemed to mean and are limited to the current actual knowledge only of Robert Freeman (whom Seller represents and warrants is the representative of Seller most likely to have knowledge of the express representations and warranties of Seller set forth in this paragraph 35), at the times indicated only, and not any implied, imputed or constructive knowledge of such individual or of Seller or any Seller Related Parties, and without any independent investigation or inquiry having been made or any implied duty to investigate, make any inquiries or review the Property Documents. Furthermore, it is understood and agreed that such individual shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby.

i. Seller is duly organized and legally existing, the execution and delivery by Seller of, and its performance under, this Agreement are within Seller’s powers and have been duly authorized by all requisite action, and the person executing this Agreement on behalf of each party has the authority to do so.

ii. This Agreement and all other documents required to close this transaction are and will be valid, legally binding obligations of and enforceable against Seller in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization or moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

iii. Performance of this Agreement by Seller will not result in a breach of, or constitute any default under any agreement or instrument to which Seller is a party, which breach or default will materially and adversely affect Seller’s ability to perform its obligations under this Agreement.

iv. Seller has not received written notice of any, and to Seller’s actual knowledge, there is no, action, suit or legal proceeding which is pending or threatened against or otherwise relating to the Property or Seller.

v. To Seller’s actual knowledge after due inquiry with Seller’s third-party property manager, the Contracts listed on Schedule 1 hereto (the “Contracts”) constitute all Other Agreements, maintenance and service contracts and agreements in effect with respect to the Property as of the Date of Agreement. Seller has not received or delivered any written notice of any default under any Contract that has not been cured. To Seller’s actual knowledge, neither Seller nor any counterparty is in default under its respective Contract.

vi. Except for those Existing Leases set forth on Schedule 2, attached hereto, to Seller’s actual knowledge after due inquiry with Seller’s third-party property manager, there are no other leases or occupancy agreements that would give any party a possessory interest in and to all or any portion of the Property at any point in time either prior to or after the Closing. Except as disclosed in writing to Buyer as part of the Property Documents, to Seller’s actual knowledge, neither Seller nor any counterparty under an Existing Lease is in default under its respective Existing Lease. Except as disclosed in the Existing Leases set forth on Schedule 2, there are no unpaid tenant improvement allowances, free rent concessions, or leasing commissions related to any Existing Lease that will remain an obligation of the landlord following the Closing.

vii. Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986 (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

viii. Seller is not a party to any voluntary or involuntary proceedings in bankruptcy, reorganization or similar proceedings under the Federal bankruptcy laws or under any state laws relating to the protection of debtors, or subject to any general assignment for the benefit of the creditors and, to Seller’s actual knowledge, no such action has been threatened.

ix. Seller has not entered into any agreement to sell, convey or otherwise transfer the Property (other than this Agreement), and Seller has not granted to any person (other than Buyer) a right to purchase the Property or a right of first offer or right of first refusal with respect to the Property.

x. To Seller’s knowledge, the Property Documents delivered or made available to Buyer are true and correct copies of the Property Documents in Seller’s possession or control or were provided to Seller in the ordinary course of business by its employees or agents (if any).

xi. Except as otherwise disclosed in writing to Buyer, Seller has not received any written notice of violation of any applicable laws, rules, regulations, codes or covenants, conditions or restrictions related to the Property, including any applicable environmental laws and to Seller’s actual knowledge, Seller is not aware of any current violations of applicable environmental laws at the Property.

xii. To Seller’s knowledge, there are no unrecorded special assessments in effect for public improvements affecting the Property.

xiii. Seller has no employees with respect to the Property, or at Closing, Seller shall have no such employees with respect to the Property.

b. Limitation on Actions. Notwithstanding anything to the contrary in this Agreement or in any other document or communication relating to this transaction:

i. Prior to Closing, Seller’s representations and warranties set forth in this paragraph 35, shall be true and correct in all material respects. If such representations and warranties set forth in this paragraph 35 cease to be true and correct in all material respects after the Date of Agreement, then Seller shall deliver written notice thereof to Buyer as soon as reasonably practicable after Seller’s receipt of actual (as opposed to constructive) knowledge thereof. Seller shall have until the Expected Closing Date to cure any such untrue representations and warranties that are not expressly permitted under this Agreement to Buyer’s reasonable satisfaction. In the event that Seller does not cure such untrue representations and warranties to Buyer’s reasonable satisfaction, Buyer’s sole remedy shall be to either (i) proceed to Closing, in which case such untrue representations and warranties shall be deemed irrevocably waived, or (ii) terminate this Agreement, in which event (A) neither Buyer nor Seller shall have any further obligation under this Agreement, except for obligations which expressly survive the termination of this Agreement, and (B) Escrow Holder shall return the Deposit to Buyer. In no event shall Buyer be entitled to delay Closing or extend the Expected Closing Date as a result of such untrue representations and warranties. The foregoing is not intended to limit Buyer’s rights in the event that a representation or warranty set forth in this paragraph 35 ceases to be true following the Date of Agreement due to any uncured Seller default, which shall be governed by paragraph 42(a), below.

ii. Following the Closing, neither party shall have any liability to the other party which (i) arises out of an inaccuracy in or a breach of a representation, warranty, or covenant in this Agreement or relating to this transaction which was known to the other party at or prior to the Closing, or (ii) was materially augmented by the other party’s failure to use commercially reasonable efforts to mitigate damages (but only to the extent of such augmentation).

iii. Buyer shall be deemed to have knowledge of any inaccuracy in or breach of a representation or warranty of Seller hereunder if the facts constituting such inaccuracy or breach are evidenced by (i) the Property Documents delivered to Buyer as of the Date of Agreement, or (ii) any third-party report or survey related to the Property obtained by Buyer prior to the Closing, including the Title Report and the Survey.

c. Post-Closing Breaches of Representations and Warranties. Any claim by Buyer after the Closing Date for any Seller breach of any representation or warranty, or any other claim for breach of this Agreement by Seller, shall be subject to the following: (a) no such claim shall be made until the actual damages from such claim is at least $35,000 in the aggregate, (b) any such claim must be made within twelve (12) months of the Expected Closing Date; and (c) Buyer shall be limited to its actual compensatory damages, in any case not to exceed $600,000 in the aggregate from all claims. Buyer indicates its acknowledgment of the foregoing provisions of this paragraph 35(c) by initialing below:

Buyer:	/s/ Joselito L. Barrera Jr.

d. Personal to Buyer. Notwithstanding anything to the contrary contained in the Agreement, the covenants, conditions, representations and warranties in this Agreement or otherwise made in connection with this transaction (if any) by Seller are personal to Buyer and shall not run with the land, and no person or entity other than Buyer shall be entitled to bring any action based thereon in accordance with the terms of this Agreement, including, but not limited to, the waivers and limitations in favor of Seller set forth herein.

36. Operation of the Property.

a. So long as this Agreement remains in full force and effect:

i. From and after the Due Diligence Expiration Date through Closing or the earlier termination of this Agreement, without the prior written consent of Buyer, which may be granted or withheld in the sole discretion of Buyer, Seller will not enter into any new lease or new occupancy agreement affecting the Property, except as may be otherwise provided for in this Agreement, which will not be terminated or terminable prior to the Expected Closing Date.

ii. From and after the Due Diligence Expiration Date through Closing or the earlier termination of this Agreement, Seller will not enter into any contract for the upkeep, repair, maintenance or operation of the Property that will be an obligation affecting Buyer or the Property subsequent to the Closing without the prior written consent of Buyer, which may be granted or withheld in the sole discretion of Buyer.

iii. Except as otherwise provided in this Agreement and subject to any actions by or rights of any tenants under the Existing Leases, Seller shall maintain the Property until the Closing in accordance with its past business practices, ordinary wear and tear, casualty and condemnation excepted, and manage the Property only in the ordinary course in accordance with Seller’s established practices; provided, however, that Seller shall not be obligated to make any extraordinary repairs or make any capital improvements to the Property.

iv. All insurance policy types carried by Seller with respect to the Property and in effect as of the Date of Agreement shall remain continuously in full force and effect from the Date of Agreement through the Closing Date.

v. From and after the Due Diligence Expiration Date, Seller shall not, except with Buyer’s written consent, which shall not be unreasonably withheld or delayed: create or modify any exceptions to title to the Property; or transfer, modify or otherwise dispose of any Intangible Property.

vi. Seller shall not make any application for a change in the existing Entitlements or zoning, or permitted land use, platting or subdivision for the Property nor voluntarily consent to nor apply for the creation of a special taxing or assessment district including the Property, provided that the foregoing shall not apply to Buyer’s application for any Approvals or changes to the Entitlements (solely as permitted hereunder) that require Seller’s consent or approval. For the avoidance of doubt, nothing herein shall be deemed to restrict or prohibit Seller from extending or filing extensions of Seller’s existing Entitlements during the pendency of Escrow.

vii. Seller will not institute or consent or acquiesce to any zoning change or modification relating to the Property. For the avoidance of doubt, the foregoing shall not be deemed to restrict or prohibit Seller from extending or filing extensions of Seller’s existing Entitlements or bringing legal actions to enforce Seller’s existing Entitlements during the pendency of Escrow.

viii. Seller will not bring, or knowingly permit (actual knowledge, as opposed to constructive knowledge) to be brought by a third-party, any Hazardous Substances onto the Property that would violate applicable environmental laws.

ix. Seller shall pay all property taxes and use commercially reasonable efforts to perform its material obligations under the Permitted Exceptions and the Existing Leases, subject to its rights and remedies under the Existing Leases. In no event shall the foregoing restrict or prohibit Seller from reasonably contesting any property taxes or assessments.

x. Seller shall use commercially reasonable efforts to enforce all of Seller’s rights and each Existing Tenant’s obligations under each Existing Lease.

37. Casualty and Condemnation.

a. Casualty Damage. If, before the Closing, the real property is damaged by any casualty and the cost to restore such real property, as reasonably agreed by Seller and Buyer, is One Million Dollars ($1,000,000) or more, Buyer shall have the one-time right, by giving written notice to Seller and Escrow Holder within thirty (30) days after Seller gives notice of the occurrence of such casualty to Buyer, to terminate this Agreement, in which event this Agreement shall terminate, the Deposit shall be promptly returned to Buyer and neither party shall have any further obligation to the other except as expressly set forth herein. If, before the Closing, the real property is damaged by any casualty and the cost to restore such real property, as reasonably determined by Buyer and Seller, is less than One Million Dollars ($1,000,000), or Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not timely exercise such right, then this Agreement shall remain in full force and effect and, at the Closing any property and casualty insurance proceeds (or, if not theretofore received, the right to receive such proceeds) payable to Seller on account of the damage shall be transferred to Buyer without cost, representation, warranty or liability on the part of Seller and the amount of any out-of-pocket deductible payable by Buyer under Seller’s property and casualty insurance policy applicable to the casualty insurance proceeds assigned to Buyer pursuant to this Paragraph shall be a credit to Buyer against the Purchase Price at Closing. Seller shall give notice to Buyer reasonably promptly after Seller obtains actual knowledge of the occurrence of any such material damage to the real property by any casualty. If necessary, the Expected Closing Date shall be postponed until Seller has given any notice to Buyer required by this paragraph and the above-mentioned period of thirty (30) days has expired, and the restoration cost has been mutually determined by Seller and Buyer.

b. Eminent Domain. If, before the Closing, proceedings are commenced for the taking by exercise of the power of eminent domain of all or a “material part of the Property” (as defined below), Buyer shall have the one-time right, by giving written notice to Seller and Escrow Holder within thirty (30) days after Seller gives notice of the commencement of such proceedings to Buyer, to terminate this Agreement, in which event this Agreement shall terminate, the Deposit shall be promptly returned to Buyer and neither party shall have any further obligation to the other except as expressly set forth herein. If, before the Closing, proceedings are commenced for the taking by exercise of the power of eminent domain of less than such a material part of the Property, or if Buyer has the right to terminate this Agreement pursuant to the preceding sentence but Buyer does not timely exercise such right, then this Agreement shall remain in full force and effect and, at the Closing the condemnation award (or, if not theretofore received, the right to receive such award) in respect of the real Property only shall be assigned or transferred to Buyer without cost, representation, warranty or liability on the part of Seller (net of collection costs and outside attorneys’ fees reasonably incurred by Seller). Seller shall give notice to Buyer reasonably promptly after Seller’s receiving actual written notice of the commencement of any proceedings for the taking by exercise of the power of eminent domain of all or any part of the Property. If necessary, the Expected Closing Date shall be postponed until Seller has given any notice to Buyer required by this paragraph and the above-mentioned period of thirty (30) days has expired. For purposes of this paragraph, a “material part of the Property” shall mean a part of the Property that would result in a decrease of the value of the Property by One Million Dollars ($1,000,000), as reasonably determined by Buyer and Seller.

38. Release. EFFECTIVE AS OF THE CLOSING, BUYER SHALL BE DEEMED TO HAVE RELEASED SELLER, AND ITS MEMBERS, MANAGERS, EMPLOYEES, OFFICERS, DIRECTORS, REPRESENTATIVES, AGENTS, SERVANTS, ATTORNEYS, AFFILIATES, PARENT COMPANIES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS, AND ALL PERSONS, FIRMS, CORPORATIONS AND ORGANIZATIONS ACTING ON ITS BEHALF (COLLECTIVELY, THE “SELLER RELATED PARTIES”) FROM ALL CLAIMS, LIABILITIES, DAMAGES OR SIMILAR DEMANDS, EXCEPT CLAIMS OF FRAUD, WHICH BUYER OR ANY AGENT, REPRESENTATIVE, AFFILIATE, EMPLOYEE, DIRECTOR, OFFICER, PARTNER, MEMBER, OR ANY SERVANT OR SHAREHOLDER OF BUYER OR CLAIMS OF BREACH OF AN EXPRESS REPRESENTATION OR WARRANTY AS PROVIDED IN PARAGRAPH 35, ABOVE, WHICH BUYER HAS OR MAY HAVE ARISING FROM OR RELATED TO ANY MATTER OR THING RELATED TO OR IN CONNECTION WITH THE PROPERTY INCLUDING THE PROPERTY DOCUMENTS AND INFORMATION REFERRED TO THEREIN, THE EXISTING LEASES AND THE TENANTS THEREUNDER, ANY CONSTRUCTION DEFECTS, ERRORS OR OMISSIONS IN THE DESIGN OR CONSTRUCTION OF ALL OR ANY PORTION OF THE PROPERTY AND ANY ENVIRONMENTAL CONDITIONS, AND BUYER SHALL NOT LOOK TO SELLER OR ANY SELLER RELATED PARTIES IN CONNECTION WITH THE FOREGOING FOR ANY REDRESS OR RELIEF. THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING THOSE RELATING TO UNKNOWN AND UNSUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION. AS PART OF THE PROVISIONS OF THIS PARAGRAPH, BUT NOT AS A LIMITATION THEREON, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS WHICH ARE KNOWN OR DISCLOSED, AND BUYER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS WHICH IT NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON IT, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS, INCLUDING, WITHOUT LIMITATION, SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

IN THIS CONNECTION AND TO THE FULLEST EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO BUYER MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH MIGHT IN ANY WAY BE INCLUDED IN THE WAIVERS AND MATTERS RELEASED AS SET FORTH IN THIS PARAGRAPH. THE PROVISIONS OF THIS PARAGRAPH ARE MATERIAL AND INCLUDED AS A MATERIAL PORTION OF THE CONSIDERATION GIVEN TO SELLER BY BUYER IN EXCHANGE FOR SELLER’S PERFORMANCE HEREUNDER.

BUYER’S INITIALS:	/s/ Joselito L. Barrera Jr.	SELLER’S INITIALS:	/s/ Julie Freeman	/s/ Robert Freeman

39. Dates for Performance. If any dates for performance under this Agreement would otherwise occur on a Saturday, Sunday or legal holiday of a given week, then it shall automatically be extended to the next successive business day.

40. No Waiver. The waiver by one party of the performance of any covenant or condition under this Agreement shall not invalidate this Agreement, nor shall it be considered a waiver by it of any other covenant or condition under this Agreement. The waiver by either or both parties of the time for performing any act under this Agreement shall not constitute a waiver of the time for performing any other act or an identical act required to be performed at a later time.

41. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Provided Buyer is not in default or breach under this Agreement at the time of the assignment, Buyer may assign this Agreement one time, in whole or in part, to an entity in which Buyer holds a majority beneficial ownership interest, or which is wholly controlled by Buyer, or which is under common beneficial ownership and control with Buyer, in each case without Seller’s prior consent; Buyer may otherwise only assign this Agreement with Seller’s prior written consent, which consent may be given or withheld in Seller’s sole and absolute discretion notwithstanding anything to the contrary contained in this Agreement. Not less than five (5) days prior to the Expected Closing Date, Buyer shall designate any assignee permitted hereunder by giving written notice to Seller and Escrow Holder. Such notice shall: (i) designate the assignee; and (ii) include a copy of such assignment or proposed assignment, which shall include the assignee’s express agreement to be bound by the terms and provisions of this Agreement. In addition, the assignee shall sign and deliver such further and additional documents and instructions as Escrow Holder or Title Company may reasonably require. In all cases, the assignee shall expressly assume and be able to perform, pay and discharge fully and timely all of Buyer’s obligations under this Agreement, and if such conditions are not satisfied the purported assignment shall be invalid. An assignment shall not relieve or release Buyer of any its obligations hereunder. To the extent there is an assignment of Buyer’s rights and interest under this Agreement to an assignee (a) controlled by, (b) owned or managed, in whole or in part by Buyer, or (c) otherwise affiliated with Buyer and such assignee shall be deemed affiliated entities and the knowledge of Buyer, including those matters of which Buyer has inquiry notice and for which Buyer is charged with knowledge, concerning the Property, including, without limitation, all matters pertaining the Improvements thereon, shall be imputed to the assignee. Such knowledge includes, but is not limited to, matters known to or which could have been discovered with reasonable diligence.

42. Defaults.

a. Seller Default. The failure of Seller to perform any material act to be performed by Seller, to refrain from performing any material prohibited act, or to fulfill any material condition to be fulfilled by Seller under this Agreement after five (5) business days’ prior written notice to Seller with reasonable detail therefor of the foregoing and Seller’s failure to cure, shall be an event of default by Seller with respect to Seller’s obligations hereunder. Notwithstanding anything to the contrary contained in the Printed Agreement, upon the occurrence of any uncured event of default by Seller, Buyer, as its sole and exclusive remedy, shall have the right to either: (i) terminate this Agreement, in which event (A) the Deposit, less the $100 referred to in paragraph 4.4 delivered to Seller by Escrow Holder, shall be returned to Buyer, (B) Seller shall reimburse Buyer for Buyer’s actual out-of-pocket third-party costs and expenses incurred in connection with pursuing the transaction contemplated under this Agreement, up to a maximum of $50,000 in the aggregate, (C) Seller shall pay all Escrow fees and Title Company fees (if any), and (D) both parties shall be discharged from all duties and performance hereunder, except for any obligations which by their terms survive any termination of this Agreement; OR (ii) pursue the remedy of specific performance of Seller’s obligations hereunder to convey the Property as provided herein. If Buyer elects to enforce specific performance hereunder, it must file suit in the appropriate court within sixty (60) days after the Expected Closing Date (and Buyer’s failure to do so will constitute an irrevocable waiver of the remedy of specific performance hereunder). Notwithstanding anything to the contrary contained herein, in no event will Seller ever be liable to Buyer hereunder for any actual damages, punitive, speculative, consequential damages or lost profits. Notwithstanding anything to the contrary contained in the Agreement or otherwise, in no event shall any owner, partner, member, co-venturer, shareholder, manager, employee, agent, representative, attorney, officer or director of Seller, or any of their respective heirs, successors, managers, employees, members or partners, have any personal liability or responsibility for any damages, claims, obligations, liabilities, losses, judgments, actions, causes of action, costs, expenses or fees, including without limitation, attorneys’ fees, claimed, asserted or demanded by Buyer with respect to any matter under this Agreement, pertaining to or concerning this Agreement, including, but not limited to any covenant, term, provision, warranty or representation herein, the alleged violation, default or breach hereof, the condition of the Property and any Improvements thereon, including, without limitation, any repairs, replacements, damages or defects, affecting the Property, and any matters affecting or pertaining to the Property. AS PARTIAL CONSIDERATION FOR SELLER ENTERING INTO THIS AGREEMENT AND EXCEPT WITH RESPECT TO THE TIMELY EXERCISE OF THE SPECIFIC PERFORMANCE REMEDY IN ACCORDANCE WITH THIS PARAGRAPH 42(a), BUYER HEREBY EXPRESSLY WAIVES ANY RIGHT TO RECORD OR FILE THIS AGREEMENT OR ANY NOTICE OF IT, OR ANY LIS PENDENS OR NOTICE OF PENDENCY OF ACTION OR SIMILAR NOTICE AGAINST ALL OR ANY PORTION OF THE PROPERTY IN CONNECTION WITH ANY ALLEGED SELLER DEFAULT HEREUNDER.

b. Buyer Default. In the event Buyer defaults in any material obligation of Buyer hereunder or if the purchase and sale of the Property is not consummated because of a default under this Agreement on the part of Buyer for any reason except for an uncured Seller default hereunder, Seller shall be entitled, as its sole remedy (except as provided in paragraph 14 hereof or in connection with Seller’s ability to obtain its prevailing party attorneys’ fees), to terminate this Agreement and recover the Deposit as liquidated damages and not as penalty, in full satisfaction of claims against Buyer hereunder. Seller and Buyer agree that Seller’s damages resulting from Buyer’s default or breach are difficult, if not impossible, to determine and the Deposit is a fair estimate of those damages which has been agreed to in an effort to cause the amount of such damages to be certain. Such liquidated and agreed damages are not intended as a forfeiture or a penalty within the meaning of applicable law, including, but not limited to California Civil Code sections 3275 or 3269, but is intended to constitute liquidated damages to Seller pursuant to California Code sections 1671, 1676 and 1677. Notwithstanding anything in this paragraph 42(b) to the contrary, in the event of Buyer’s default or breach or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer, or any party affiliated with Buyer, is asserting any claims or right to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property. In all other events, Seller’s remedies shall be limited to those described in this paragraph 42(b) and paragraph 14; provided, that in no event shall anything herein be deemed a restriction or limitation on Seller’s ability to obtain its prevailing parties attorneys’ fees pursuant to this Agreement. If Closing is consummated, Seller shall have all remedies available at law or in equity in the event Buyer fails to perform any obligation of Buyer under this Agreement or under the documents executed at Closing.

c. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE FOREGOING LIQUIDATED DAMAGES AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

BUYER’S INITIALS:	/s/ Joselito L. Barrera Jr.	SELLER’S INITIALS:	/s/ Julie Freeman	/s/ Robert Freeman

43. Buyer’s Contingencies. Notwithstanding anything to the contrary contained in the Printed Agreement all of the Buyer’s Contingencies, shall expire at 5:00 pm Pacific Time on the date that is forty-five (45) days after the Date of Agreement (the “Due Diligence Expiration Date”). Buyer shall have the right to terminate this Agreement, for any reason or no reason, before 5:00 pm Pacific Time on the Due Diligence Expiration Date by written notice to Seller and Escrow Holder. If Buyer timely delivers a termination notice pursuant to the foregoing, this Agreement shall terminate and Escrow Holder shall immediately return the Deposit to Buyer and Seller and Buyer shall have no further rights or obligations hereunder, except as expressly set forth in this Agreement. In the event that Buyer fails to timely terminate this Agreement on or before 5:00 pm Pacific Time on the Due Diligence Expiration Date, all of the Buyer’s Contingencies shall be deemed waived and approved by Buyer and Buyer’s Deposit shall be non-refundable to Buyer in all circumstances other than if the Closing fails to occur due to an uncured default by Seller and the provisions of paragraph 22 shall not apply to the disposition of the Deposit to Seller as liquidated damages pursuant to paragraph 42. In such a case, Escrow Holder shall disburse the Deposit to Seller without any further written instruction or authorization by Buyer and neither party shall have any further obligation to the other except as expressly set forth in this Agreement. Notwithstanding anything to the contrary contained in the Printed Agreement, including, but not limited to paragraph 9.1(a), Buyer and Escrow Holder hereby acknowledge and agree that Seller shall have no obligation whatsoever to prepare, complete, execute or deliver the Seller’s Mandatory Disclosure Statement or the Property Information Sheet and any obligation with respect thereto shall be of no further force or effect.

44. Expected Closing Date; Closing Extension Options.

a. Expected Closing Date. Notwithstanding anything to the contrary contained in the Agreement, the Expected Closing Date shall be the date that is one hundred eighty (180) days following the expiration of the Due Diligence Expiration Date.

b. Closing Extension Options. Notwithstanding anything contained herein to the contrary, provided Buyer is not then in breach or default under this Agreement and has not previously been in material default of Buyer’s pre-Closing covenants and obligations under this Agreement beyond any applicable notice and cure periods, Buyer shall have three (3) options to extend the Expected Closing Date for periods of sixty (60) days each (each, a “Closing Extension Option”). For the avoidance of doubt, Buyer shall have received notice of any such pre-Closing material default from Seller other than Buyer’s failure to timely proceed with the Closing, in which case no such notice shall be required for Buyer to be deemed to be in material default of its pre-Closing covenants such that it shall be deemed to have no right to exercise any Closing Extension Option. To exercise each Closing Extension Option, Buyer must (i) deliver to Seller and Escrow Holder, at least five (5) business days prior to the originally scheduled Expected Closing Date or then-extended Expected Closing Date, as applicable, written notice of Buyer’s election to extend the Expected Closing Date (each, a “Buyer Closing Extension Notice”) and (ii) deliver to Escrow Holder a Closing extension deposit, with respect to each Closing Extension Option exercised, in an amount equal to One Hundred Thousand Dollars ($100,000) in immediately good and available funds (each, a “Closing Extension Deposit”) within two (2) business days following Buyer’s delivery of any Buyer Closing Extension Notice. Each Closing Extension Deposit shall be nonrefundable to Buyer (except in the event of an uncured Seller default) but applicable to the Purchase Price at Closing.

45. Separate Escrow Instructions. Notwithstanding anything contained in the Agreement, each party may prepare separate instructions to Escrow Holder for the consummation of the transaction contemplated by the Agreement; provided that such instructions shall not limit or override any term of the Agreement, and shall be for clarifying purposes only.

46. Prorations.

a. Taxes and Assessments. All non-delinquent real estate taxes and assessments on the Property will be prorated as of the Closing based on the actual current tax bill. If the Closing takes place before the real estate taxes are fixed for the tax year in which the Closing occurs, the apportionment of real estate taxes will be made on the basis of the real estate taxes for the immediately preceding tax year applied to the latest assessed valuation. All delinquent taxes and all delinquent assessments, if any, on the Property will be paid at Closing from funds accruing to Seller. All supplemental taxes billed after the Closing for periods prior to the Closing will be paid promptly by Seller. Any additional real estate taxes arising out of a change in use of the Property or a change in ownership, in each case occurring on or after the Closing, shall be the responsibility of Buyer and Buyer shall indemnify, defend and hold Seller and the Seller Related Parties harmless from and against the same. Any tax refunds received by Buyer which are allocable to the period prior to Closing will be promptly paid by Buyer to Seller outside of Escrow.

b. Rent. All rents and other sums receivable from tenants of the Property under the Existing Leases (“Rents”) shall be prorated between Seller and Buyer, with Seller entitled to such Rents for the period prior to the date the Closing occurs and with Buyer entitled to such Rents for the period from and after the date the Closing occurs. Rents prepaid for the period as of and following the date the Closing occurs shall be credited toward the Purchase Price. Any Rents collected by Buyer after the date the Closing occurs will apply first to uncollected Rents which accrue for the month in which the Closing occurs and then to the Rents which have accrued after the date the Closing occurs. Subject to the foregoing, if Buyer receives Rents after the date the Closing occurs which relate to the period prior to the date the Closing occurs to which Seller is entitled under this paragraph 46(b), Buyer shall immediately remit to Seller all of such amounts. Likewise, Seller shall immediately remit to Buyer all Rents received by Seller after the date the Closing occurs for periods after the date the Closing occurs to which Buyer is entitled under this paragraph 46(b) and for which Buyer did not receive a credit toward the Purchase Price at the Closing.

c. Security Deposits. At Closing, all tenant security deposits (and interest thereon if required by law or contract to be earned thereon) held by Seller pursuant to the Existing Leases shall be transferred or credited to Buyer at the Closing. Any letters of credit or other non-cash tenant security deposits held by Seller pursuant to the Existing Leases shall be transferred and re-issued to Buyer at Seller’s cost. As of the Closing, Buyer shall assume Seller’s obligations related to tenant security deposits, but only to the extent they are credited or transferred to Buyer.

d. Contracts and Operating Expenses. At Closing, Seller or Buyer, as the case may be, shall receive a credit for regular charges under the Contracts and Other Agreements and for operating expenses, paid and applicable to Buyer’s period of ownership or payable and applicable to Seller’s period of ownership, respectively, under any such Contracts and Other Agreement that are assigned to Buyer at Closing in accordance with this Agreement.

e. Utilities. Prior to Closing, Seller will notify all utility companies servicing the Property which are not paid directly by tenants that the Property is being sold to Buyer and will request that such companies send Seller a final bill for the period ending on the last day before the Closing, and if, following the Closing, either Buyer or Seller receives a bill for utilities or other services provided to the Property for the period in which the Closing occurred, Buyer and Seller will equitably prorate the bill outside of Escrow.

f. Reserved.

g. Tax Appeals. If Seller or Buyer has engaged, or does engage, consultants for the purpose of protesting the amount of taxes or the assessed valuation for certain tax periods for the Property (“Protest Proceedings”), any cash refunds or proceeds actually distributed (collectively, “Cash Refunds”) will be apportioned as described below. Any Cash Refunds (including interest thereon) on account of a favorable determination, after deduction of costs and expenses incurred for such Protest Proceedings and payment of any reimbursement owing to tenants, shall be: (i) the property of Seller to the extent such Cash Refunds were for taxes paid by Seller applicable to a period prior to the date the Closing occurs, (ii) equitably prorated between Buyer and Seller for taxes paid for a period during which the Closing occurred, and (iii) the property of Buyer for taxes for a period after the date the Closing occurs. Seller and Buyer agree to notify the other in writing of any receipt of a Cash Refund within fifteen (15) business days of receipt of such Cash Refund. To the extent either party obtains a Cash Refund, a portion of which is owed to the other party, the receiving party shall deliver the Cash Refund to the other party within fifteen (15) business days of its receipt.

h. Errors and Omissions. If any errors or omissions are made regarding adjustments and prorations, the parties shall make appropriate corrections promptly upon the discovery thereof. If any estimations are made at Closing regarding adjustments or prorations, the parties shall make the appropriate corrections promptly when accurate information becomes available. Any corrected adjustment or proration shall be paid in cash to the appropriate party within fifteen (15) business days of the correction or adjustment. Notwithstanding anything to the contrary in this paragraph, any right to a correction or adjustment shall terminate one-hundred twenty (120) days after Closing, except with regard (a) to any Cash Refunds received later with regard to any Protest Proceedings, or (b) the availability of property tax bills for the period in which the Closing occurs.

i. Method of Proration. All prorations will be made as of the date of Closing (based on the periods to which they relate and are applicable, and regardless of when payable) based on a 365-day year. The provisions of this paragraph 46 shall survive the Closing for the period or periods of time hereinabove set forth.

47. Closing Deliveries.

a. Seller Closing Deliveries. At least one (1) business day prior to the scheduled Expected Closing Date, Seller will deliver or cause to be delivered to Escrow Holder the following items:

i.	a grant deed (the “Grant Deed”) to the Property in recordable form, duly executed by Seller and acknowledged and in the form attached hereto as Exhibit B;

ii.	a bill of sale (the “Bill of Sale”), duly executed by Seller, conveying to Buyer all of Seller’s personal property solely used in connection with the Property in the form attached hereto as Exhibit C;

iii.	two (2) copies of an assignment and assumption of Leases, Contracts, and Intangible Property (the “Assignment of Leases, Contracts and Intangibles”), duly executed in counterpart by Seller, assigning to Buyer Seller’s interest and rights in all Contracts, Existing Leases, and Intangible Property after the Closing in the form attached hereto as Exhibit D;

iv.	an affidavit, duly executed by Seller which satisfies the requirements of Section 1445 of the Internal Revenue Code, as amended in the form attached hereto as Exhibit E;

v.	a certificate certifying to Buyer that all representations and warranties set forth in paragraph 35 are true and accurate as of the Expected Closing Date, duly executed by Seller in the form attached hereto as Exhibit F;

vi.	one (1) copy of a Withholding Exemption Certificate, Form 593 or in the event that the Seller is a non-California resident, a Form 593 issued by the California Franchise Tax Board, pursuant to the Revenue and Taxation Code Sections 18805 and 26131, in each case duly executed by Seller, stating either the amount of withholding required from Seller’s proceeds or that Seller is exempt from such withholding requirement;

vii.	any commercially reasonable certificates and affidavits requested by the Title Company, including, but not limited to, an owner’s affidavit, approved by Seller in its sole discretion, without extra charge, sufficient for Title Company to issue to Buyer the Standard Title Policy;

viii.	Estoppel Certificates or Seller Certificates for the Existing Leases sufficient to satisfy the Estoppel Condition; and

ix.	such other instruments and documents as may be reasonably requested by Escrow Holder or otherwise required to transfer the Property to Buyer.

b. Buyer’s Closing Deliveries. At least one (1) business day prior to the scheduled Expected Closing Date (except as expressly provided in paragraph 47(b)(i) as to the Purchase Price), Buyer will deliver or cause to be delivered to Escrow Holder the following items:

i.	On or before 10:00 A.M. Pacific Time on the Expected Closing Date, the balance of the Purchase Price in cash, confirmed wire transfer or certified cashier’s check collectible in immediately available federal funds, plus such additional sums as shall be necessary to pay the expenses payable by Buyer hereunder;

ii.	two (2) copies of the Assignment of Leases, Contracts, and Intangibles, duly executed in counterpart by Buyer;

iii.	one (1) original Preliminary Change of Ownership Form, in the form required by the Los Angeles County Recorder’s Officer, duly executed by Buyer;

iv.	such other instruments and documents as may be reasonably requested by Escrow Holder or the Title Company or otherwise required to transfer the Property to Buyer.

48. Title Insurance. At the Closing, the Title Company will issue to Buyer its current form of Owner’s Standard Coverage Owner’s Policy of Title Insurance with coverage in an amount equal to the Purchase Price showing title to the Property vested in Buyer subject only to the Permitted Exceptions and the standard printed exceptions and conditions in the policy of title insurance (“Standard Title Policy”). If Buyer desires to obtain extended coverage title insurance (“Extended Coverage Title Policy”) and/or any endorsements (“Endorsements”), then (a) the additional premium and costs of survey for the Extended Coverage Title Policy and the cost of any Endorsements, as applicable, will be at Buyer’s sole cost and expense; (b) issuance of the Extended Coverage Title Policy together with the Endorsements at Closing shall not be a condition to Closing for the benefit of Buyer; and (c) Buyer’s election to obtain the Extended Coverage Title Policy will not delay the Closing. As used herein, “Title Policy” shall mean the Standard Title Policy or Extended Coverage Title Policy, as the case may be, and Endorsements to the extent authorized in this Agreement. Promptly upon Buyer’s request, Escrow Holder shall cause to be delivered to Buyer a pro forma version of such policy for Buyer’s review and approval, and following such approval, subject to the terms of this paragraph 48, Escrow Holder shall ensure that the policy of title insurance ultimately issued to Buyer as of the Closing is substantially identical to the approved pro forma.

49. Broker’s Rights. Pursuant to paragraph 27 of this Agreement, Seller hereby covenants and agrees to pay the Broker a commission in the amount set forth in paragraph 27 at the Closing, pursuant to a separate written agreement with Seller’s agent.

50. Communications with Third Parties. Notwithstanding anything to the contrary contained herein, neither Buyer nor any of Buyer’s affiliates, partners, members, shareholders, officers, directors, managers, employees, trustors, trustees, agents, successors or assigns, shall communicate with the tenants or occupants of the Property under the Existing Leases without Seller’s prior written consent (to be given in Seller’s sole discretion).

51. Reliance on Title Policy. Notwithstanding anything contained in this Agreement to the contrary, with respect to all matters affecting title to the Property (and/or any portion thereof), and any liens or other encumbrances affecting the Property (and/or any portion thereof), Buyer acknowledges and agrees that it is solely relying upon the Title Policy. If Buyer has any claim under the Title Policy, Buyer agrees that it will look solely to the Title Policy for recovery on such claim, and Buyer shall not assert any claim against Seller for a breach of a representation, warranty, or covenant with respect to such claim. This Paragraph shall survive the Closing.

52. Discharge of Obligations. The acceptance of the Grant Deed by Buyer shall be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

53. No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Buyer only and are not for the benefit of any third-party, and accordingly, no third-party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

54. ERISA. Under no circumstances shall Buyer have the right to assign this Agreement to any person or entity owned or controlled by an employee benefit plan if Seller’s sale of the Property to such person or entity would, in the reasonable opinion of Seller’s ERISA advisors or consultants, create or otherwise cause a “prohibited transaction” under ERISA.

55. Not an Offer. Either party’s delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties, whether oral or written, will in any way be construed as an offer by one party to another, nor in any way imply that a party is under any obligation to enter the transaction which is the subject of this Agreement. The parties shall be legally bound with respect to the purchase and sale of the Property pursuant to the terms of this Agreement if and only if and when each of Seller and Buyer have fully executed and delivered to each other a counterpart of this Agreement, including, without limitation, all exhibits and schedules hereto.

56. Publicity and Confidentiality. Buyer and Seller each agree that the terms of this transaction, the identities of Buyer and Seller, and all information made available by one party to the other or in any way relating to the other party’s interest in this transaction, shall be maintained in strict confidence and no disclosure of such information will be made, whether or not the transaction contemplated by this Agreement shall close, except to such attorneys, accountants, investment advisors, lenders and others as are reasonably required to evaluate and consummate the transaction or as required by law. Buyer and Seller each further agree and covenant as follows:

a. Prior to the Closing, neither Buyer nor Seller shall disclose or authorize the disclosure of the terms of this Agreement or any instruments, documents, or assignments delivered in connection with this Agreement, or the identity of the other party to this Agreement, or the fact that the sale transaction occurred, in any public statement, news release, or other announcement or publication.

b. Nothing in this paragraph shall prevent either Buyer or Seller from disclosing or accessing any information otherwise deemed confidential under this paragraph: (i) in connection with that party’s enforcement of its rights hereunder; or (ii) pursuant to any legal requirement, including without limitation disclosure required under a Freedom of Information Act request, securities laws, or by the Securities and Exchange Commission, or by the rules of any stock exchange, or in connection with any filing or registration, or any other statutory reporting requirement or any accounting or auditing disclosure requirement.

57. Wear and Tear. Buyer specifically acknowledges that Seller will continue to manage the Property in the ordinary course of business and Buyer accepts the fact that reasonable wear and tear will occur after the Date of Agreement. Buyer specifically agrees that Seller is not responsible for repairing such reasonable wear and tear and that Buyer is prohibited from raising such wear and tear as a reason for not consummating this transaction or for requesting a reduction in the Purchase Price.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, Buyer and Seller have caused their duly authorized representatives to execute this Addendum as of the date first set forth above.

SELLER:

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

DBF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

RAF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

BUYER:

HOTEL101 LOS ANGELES LLC,
a Delaware limited liability company

By:	HOTEL101 LA HOLDING, LLC,
a Delaware limited liability company

By:	HOTEL101 GLOBAL PTE. LTD.,
a private limited company

Its:	Sole Member

By:	/s/ Joselito L. Barrera Jr.
Name:	Joselito L. Barrera Jr.
Its:	Director

ACCEPTANCE BY ESCROW HOLDER

Chicago Title Company acknowledges that it has received a fully executed copy of the foregoing Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (Non-Residential) and Addendum thereto (collectively, the “Agreement”) and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder.

Dated: September 27, 2023

CHICAGO TITLE COMPANY

By:	/s/ Patricia M. Schlageck
Name:	Patricia M. Schlageck
Its:	VP/SR Commercial Escrow Officer

EXHIBIT “A”

Legal Description

The Property referred to herein below is situated in the City of Los Angeles, County of Los Angeles, State of California, and is described as follows:

[TO BE INSERTED BY TITLE COMPANY]

APN: 5152-010-001, 002, 003, 004, 005 & 006

Exhibit A-1

EXHIBIT “B”

Form of Grant Deed

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL

DEED AND TAX STATEMENTS TO:

______________________

______________________

______________________

______________________

Attention:______________________

(Above Space For Recorder’s Use Only)

GRANT DEED

The undersigned grantor(s) declare(s):

Documentary Transfer Tax is $ ____________

☐	Computed on full value of property conveyed, or

☐	Computed on full value less value of liens and encumbrances remaining at time of sale.

☐	Unincorporated area/ ☐

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, DBF IDGT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirteen percent (13%) interest, DBF LT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirty-seven percent (37%) interest, RAF IDGT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirteen percent (13%) interest and RAF LT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirty-seven percent (37%) interest, does hereby GRANT to _________________, a _________________ (“Grantee”) the real property in the County of Los Angeles, State of California, described as follows (the “Property”):

SEE ATTACHED SCHEDULE 1

Subject to (a) all covenants, conditions, restrictions, reservations, reversions, liens, rights, easements, licenses, permits, rights-of-way, taxes, assessments, ordinances, highways, roads, pipelines, poles, wire lines, conduits, utilities, tracks, ditches, and other encumbrances affecting the Property, but only to the extent the same are of record and are validly existing and applicable to the Property, (b) any matters that would be disclosed by a current, visual inspection or survey of the Property, (c) real estate taxes and public and private assessments which are a lien but are not yet due and payable and (d) all present and future zoning, building, environmental, and other laws, statutes, ordinances, codes, rules, restrictions, requirements, regulations and executive mandates of all governmental authorities having jurisdiction with respect to the Property.

[Signature page follows]

Exhibit B-1

Dated: ________ ___, 2024

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

DBF LT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

RAF LT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

Exhibit B-2

SCHEDULE 1 TO EXHIBIT B

[TO BE INSERTED BY TITLE COMPANY]

Exhibit B-3

EXHIBIT “C”

Form of Bill of Sale

THIS BILL OF SALE is made this _____ day of ________, 2024 by DBF IDGT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirteen percent (13%) interest, DBF LT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirty-seven percent (37%) interest, RAF IDGT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirteen percent (13%) interest and RAF LT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirty-seven percent (37%) interest (collectively, “Seller”), to _________________________, LLC, a __________ limited liability company (“Buyer”).

R E C I T A L S:

A. Seller and Buyer are parties to that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (Non-Residential), dated as of September ___, 2023 ([as amended,] the “Purchase Agreement”) for the purchase and sale of certain real property more particularly described therein (the “Real Property”). Each capitalized term not defined herein shall have the respective meaning given to that term in the Purchase Agreement.

B. The Purchase Agreement provides, in part, that Seller shall transfer to Buyer all of Seller’s right, title and interest, if any, in and to any tangible personal property owned by Seller, located on the Real Property and used exclusively for the Real Property, excluding any such property which is owned by any tenant, occupant or integrated with any property manager’s operation of other properties (“Personal Property”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver (collectively, “Transfer”) to Buyer, and Buyer accepts, all of Seller’s right, title and interest, if any, in and to the Personal Property.

1. SELLER’S RIGHT, TITLE AND INTEREST IN AND TO THE PERSONAL PROPERTY, IF ANY, IS BEING TRANSFERRED ON AN “AS IS” BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER, EXCEPT THAT SELLER HAS NOT MADE ANY PREVIOUS ASSIGNMENT, SALE OR CONVEYANCE OF THE PERSONAL PROPERTY. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL PROPERTY TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY: (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

2. This Bill of Sale shall be binding upon and inure to the benefit of the respective successors, assigns, personal representatives, heirs and legatees of Buyer and Seller.

3. If any party hereto brings any action or suit against the other party hereto by reason of any breach of any covenant, agreement or provision on the part of the other party set forth in this Bill of Sale, the prevailing party shall be entitled to recover from the other party all costs and expenses of the action or suit, including reasonable outside attorneys’ fees, charges and costs, in addition to any other relief to which it may be entitled.

[Signature page follows]

Exhibit C-1

IN WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

SELLER:

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

DBF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

RAF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

Exhibit C-2

EXHIBIT “D”

Assignment of Leases, Contracts and Intangibles

THIS ASSIGNMENT OF LEASES, CONTRACTS AND INTANGIBLES (this “Assignment”) is made this _____ day of ________, 2024 (“Effective Date”), by and between DBF IDGT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirteen percent (13%) interest, DBF LT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirty-seven percent (37%) interest, RAF IDGT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirteen percent (13%) interest and RAF LT W. 2ND STREET LLC, a California limited liability company, as to an undivided thirty-seven percent (37%) interest (collectively, “Assignor”), and _________________________, LLC, a ________ limited liability company (“Assignee”).

WITNESSETH:

WHEREAS, Assignor and Assignee are parties to that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (Non-Residential), dated as of September ___, 2023 ([as amended,] the “Agreement”), respecting the sale of certain “Property” (as described in the Agreement). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, under the Agreement, Assignor is obligated to assign to Assignee, to the extent transferable by Assignor, all of Assignor’s right, title and interest, if any, in and to all Intangible Property, those Existing Leases listed on Exhibit “A” attached hereto (the “Leases”), and those Contracts and Other Agreements listed on Exhibit “B” attached hereto that Assignee has elected or is deemed to have elected to assume (the “Contracts”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, effective upon the Effective Date, Assignor hereby assigns, sells, transfers, sets over and delivers unto Assignee, to the extent transferable by Assignor, all of Assignor’s estate, right, title and interest in and to the Intangible Property, the Leases and the Contracts, and, effective upon the Effective Date, Assignee hereby accepts such assignment.

By acceptance of this Assignment, effective upon the Effective Date, Assignee hereby assumes the performance of all of the terms, covenants and conditions imposed upon Assignor under the Intangible Property, Leases and Contracts to the extent first accruing or arising on or after the Effective Date.

Assignor hereby represents and warrants that it has not previously assigned its interest in the Intangible Property, the Leases and/or the Contracts, except in connection with loans (which loans shall be discharged in full by Assignor on or before the Close of Escrow).

Assignee agrees to protect, indemnify, defend and hold Assignor harmless from and against all claims, obligations, losses, damages, liabilities and expenses (including, without limitation, reasonable outside attorneys’ fees and costs) that Assignor may incur or that may be asserted against Assignor to the extent arising directly out of any obligation or liability under the Intangible Property, Leases and/or the Contracts from and after the date hereof.

Assignor agrees to protect, indemnify, defend and hold Assignee harmless from and against all claims, obligations, losses, damages, liabilities and expenses (including, without limitation, reasonable outside attorneys’ fees and costs) that Assignee may incur or that may be asserted against Assignee to the extent arising directly out of any obligation or liability under the Intangible Property, Leases and/or the Contracts prior to the date hereof.

In the event any party hereto institutes any action or proceeding against the other party with regard to this Assignment, the prevailing party in such action shall be entitled to recover, in addition to the cost of the suit, its reasonable outside attorneys’ fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment may be executed in any number of counterparts, each of which shall be an original, and all of which, together, shall constitute one and the same instrument.

[Signature page follows]

Exhibit D-1

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

DBF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

RAF LT W. 2ND STREET LLC,
a California limited liability company

By:	/s/ Julie Freeman
Name:	Julie Freeman
Its:	Co-Managing Member

By:	/s/ Robert Freeman
Name:	Robert Freeman
Its:	Co-Managing Member

Exhibit D-2

ASSIGNEE:
________________________________,
a ________________

By:
Name:
Its:

Exhibit D-3

EXHIBIT “A” TO ASSIGNMENT

List of Leases

1.	Commercial Lease Agreement, dated February 1, 2022, by and between Seller and Box Brothers, Los Feliz, Inc., a California corporation.

2.	Real Estate Lease, dated September 10, 1991, as modified by that certain Addendum, dated January 30, 2004 and that certain Addendum to Clear Channel Outdoor Lease, dated September 1, 2007 and as amended by that certain Amendment to Lease Agreement, dated ______, 2009, by and between Seller and Clear Channel Outdoor Holdings, Inc., a Delaware corporation.

3.	Commercial Lease Agreement, dated June 23, 2023, by and between Seller and Cody Kemmet.

4.	Commercial Lease Agreement, dated May 4, 2023, by and between Seller and JRH Entertainment Group, Inc., a California corporation.

5.	Standard Industrial Lease – Gross, dated August 1, 1988, by and between Seller and Arthur S. Martinez and Bruce Anderson.

6.	Standard Industrial/Commercial Multi-Tenant Lease – Gross, dated August 17, 2020, as amended by that certain 1st Amendment to Lease, dated June 15, 2023, by and by and among Seller and Ruckercorp West Inc., a California corporation and Millions Architecture and John May.

7.	Standard Industrial/Commercial Single-Tenant Lease – Gross, dated March 27, 2013, as amended by that certain 1st Amendment to Lease, dated June 9, 2023, by and between Seller and Oasys Building Technology, Inc., a California corporation.

Exhibit D-4

EXHIBIT “B” TO ASSIGNMENT

List of Service Contracts

None.

Exhibit D-5

EXHIBIT “E”

Form of Non-Foreign Certificate

CERTIFICATION OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by [__________] (“Transferor”), the undersigned hereby certifies the following on behalf of Transferor:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust and foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. Seller is not a disregarded entity as defined in Income Tax Regulations section 1.1445-2(b)(2)(iii)

3. Transferor’s U.S. employer identification number is ________; and

4. Transferor’s office address is _____________.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, I declares that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign the document on behalf of the Transferor.

[Signature page follows]

Exhibit E-1

Dated: ________ ___, 2024

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

DBF LT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

RAF LT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

Exhibit E-2

EXHIBIT “F”

Form of Seller’s Closing Certificate

Pursuant to paragraph 47(a)(5) of that certain Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate (Non-Residential), dated as of September ___, 2023 ([as amended], the “Agreement”), by and between DBF IDGT W. 2ND STREET LLC, a California limited liability company, DBF LT W. 2ND STREET LLC, a California limited liability company, RAF IDGT W. 2ND STREET LLC, a California limited liability company and RAF LT W. 2ND STREET LLC, a California limited liability company (collectively, “Seller”) and ____________, a ___________ (“Buyer”), with respect to the Property, as defined in the Agreement, Seller hereby certifies to Buyer that to Seller’s actual knowledge without any duty of inquiry, as of the date hereof, all of the representations and warranties of Seller set forth in paragraph 35 of the Agreement are true and correct in all material respects as of the date hereof.

Dated: ________ ___, 2024

DBF IDGT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

DBF LT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

RAF IDGT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

RAF LT W. 2ND STREET LLC,
a California limited liability company

	By:	/s/ Julie Freeman
	Name:	Julie Freeman
	Its:	Co-Managing Member

	By:	/s/ Robert Freeman
	Name:	Robert Freeman
	Its:	Co-Managing Member

Exhibit F-1

EXHIBIT “G”

Form of Estoppel Certificate

To:

Re:	Lease dated _______________, between _______________ (“Landlord”), and _______________ (“Tenant”), with respect to premises located at _______________ (the “Property”)

The undersigned hereby certifies to _____________________ (“Buyer”) as follows:

1. The undersigned is the Tenant under the above-referenced lease covering the above-referenced Premises (“Premises”). Attached hereto is a true and correct list of all amendments, modifications, side letters, supplements, and other ancillary documents to or forming a part of the above-referenced lease (the above-referenced lease, together with all such documents, the “Lease”).

2. The Lease constitutes the entire agreement between Landlord and Tenant with respect to the Property and the Lease has not been modified, changed, altered or amended in any respect except as set forth above. The Lease is in full force and effect.

3. The term of the Lease commenced on _______________, and, taking into account any previously exercised options and all exercised renewal terms, will expire on _______________. Tenant has accepted possession of the Premises and is the actual occupant in possession and has not sublet, assigned or hypothecated Tenant’s leasehold interest, except as follows: _______________. All improvements to be constructed on the Premises by Landlord have been completed and accepted by Tenant and Landlord has paid in full all construction allowances and any allowances and inducements payable to Tenant, regardless of whether the same are currently due and payable, except as follows: _______________.

4. As of the date of this Estoppel Certificate, there exists no breach or default, nor state of facts which, with notice, the passage of time, or both, would result in a breach or default on the part of either Tenant or, to the best knowledge of Tenant, Landlord.

5. Tenant is currently obligated to pay rent (i) in monthly installments of _______________ per month as base rent, and, if applicable, (ii) _______________ per month as operating costs, common area expenses, taxes and other pass-throughs (collectively, “Operating Expenses and Taxes”), and monthly installments of base rent and Operating Expenses and Taxes have been paid through _______________.

6. No base rent or Operating Expenses and Taxes have been paid more than one (1) month in advance. Tenant has no claim or defense against Landlord under the Lease and is asserting no offsets or credits against either the rent or Landlord. Tenant has no claim against Landlord for any security or other deposits except as follows: _______________.

7. Tenant has no option or preferential right to purchase all or any part of the Premises (or the real property of which the Premises are a part) nor, except as expressly provided in the Lease, any right or interest with respect to the Premises other than as Tenant under the Lease.

8. Tenant has no option, right of first offer or right of first refusal to lease or occupy any other space within the property of which the Premises are a part, except as set forth in the Lease. Tenant has no right to renew or extend the terms of the Lease, except as set forth in the Lease.

9. There has not been filed by Tenant a petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy laws of the United States, or any state thereof, or any other action brought under said bankruptcy laws with respect to Tenant.

Exhibit G-1

This Estoppel Certificate is made to Buyer in connection with the prospective purchase by Buyer or Buyer’s assignee, of the Property. Tenant hereby acknowledges that Buyer may choose to encumber the Property with one or more mortgages in favor of one or more lenders providing financing secured by the Property (collectively, the “Lender”). This Estoppel Certificate may be relied on by Buyer and any Lender, their successors and assigns, and any other party who acquires an interest in the Premises in connection with such purchase and their respective lenders.

Dated this _______________ day of _______________, ___

TENANT                                                                        [______________________]

By:
Name:
Its:

Exhibit G-2

SCHEDULE 1

Contracts

None.

Schedule 1

SCHEDULE 2

Leases

1.	Commercial Lease Agreement, dated February 1, 2022, by and between Seller and Box Brothers, Los Feliz, Inc., a California corporation.

2.	Real Estate Lease, dated September 10, 1991, as modified by that certain Addendum, dated January 30, 2004 and that certain Addendum to Clear Channel Outdoor Lease, dated September 1, 2007 and as amended by that certain Amendment to Lease Agreement, dated _______________, 2009, by and between Seller and Clear Channel Outdoor Holdings, Inc., a Delaware corporation.

3.	Commercial Lease Agreement, dated June 23, 2023, by and between Seller and Cody Kemmet.

4.	Commercial Lease Agreement, dated May 4, 2023, by and between Seller and JRH Entertainment Group, Inc., a California corporation.

5.	Standard Industrial Lease – Gross, dated August 1, 1988, by and between Seller and Arthur S. Martinez and Bruce Anderson.

6.	Standard Industrial/Commercial Multi-Tenant Lease – Gross, dated August 17, 2020, as amended by that certain 1st Amendment to Lease, dated June 15, 2023, by and by and among Seller and Ruckercorp West Inc., a California corporation and Millions Architecture and John May.

7.	Standard Industrial/Commercial Single-Tenant Lease – Gross, dated March 27, 2013, as amended by that certain 1st Amendment to Lease, dated June 9, 2023, by and between Seller and Oasys Building Technology, Inc., a California corporation.

Schedule 2